JOHN HANCOCK VARIABLE INSURANCE TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

August 23, 2011

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Variable Insurance Trust (“JHVIT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on October 4, 2011 at 10:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of each of two series or funds of JHVIT — American Bond Trust and Core Diversified Growth & Income Trust (each, an “Acquired Fund” and, together, the “Acquired Funds”) — will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of that Acquired Fund into the corresponding JHVIT fund listed below (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) (each, a “Reorganization” and, together, the “Reorganizations”):

Acquired Funds		Acquiring Funds
American Bond Trust	—	Bond Trust
Core Diversified Growth & Income Trust	—	Lifestyle Growth Trust

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Series I and Series II shares of American Bond Trust will receive Series I and Series II shares, respectively, of Bond Trust in the Reorganization, and holders of Series III shares of American Bond Trust will receive Series I shares of Bond Trust. Holders of Series I and Series II shares of Core Diversified Growth & Income Trust will receive Series I and Series II shares, respectively, of Lifestyle Growth Trust in the Reorganization. For certain variable universal life insurance contracts that currently invest in Series I shares of each Acquired Fund, it is expected that, after each Reorganization, John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series I shares issued by an Acquiring Fund with NAV shares having an equal value. If approved by shareholders of the Acquired Funds, each Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on October 28, 2011.

The Board of Trustees of JHVIT (the “Board”) has unanimously approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to eliminate a smaller under-performing Acquired Fund in favor of a larger Acquiring Fund that has achieved, or (if recently established) is expected to achieve, a better performance record and have stronger prospects for growth and economies of scale than the corresponding Acquired Fund. Each Acquiring Fund has outperformed its corresponding Acquired Fund for the one-year period ended December 31, 2010 and the six-month period ended June 30, 2011. Each Acquiring Fund has investment objectives and direct or indirect principal investment strategies that are similar to those of the corresponding Acquired Fund.

The value of your investment will not be affected by the applicable Reorganization. Furthermore, the Reorganizations are not expected to be taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of the Acquired Funds. The expenses of the Reorganizations will in each case be borne by the Acquired Fund. However, because of the obligation of John Hancock Investment Management Services, LLC (“JHIMS”), investment adviser to Core Diversified Growth & Income Trust (Acquired Fund), to reimburse certain expenses of Core Diversified Growth & Income Trust, JHIMS, and not Core Diversified Growth & Income Trust ultimately will bear all of the expenses of that Reorganization (other than any brokerage commissions and other transaction costs, if any).

* * *

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock USA and John Hancock NY are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHVIT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Funds attributable to your contract as of August 5, 2011, the record date for the Meeting. John Hancock USA and John Hancock NY will vote all shares of each Acquired Fund owned by such companies and attributed to such contracts in proportion to the timely voting instructions with respect to that fund received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

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Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus for JHVIT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has unanimously voted in favor of each proposed Reorganization and recommends that you give voting instructions for its approval, as applicable.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by October 3, 2011. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding either Reorganization, please call one of the following numbers:

For John Hancock USA variable annuity contracts:	(800) 344-1029
For John Hancock USA variable life contracts:	(800) 827-4546
For John Hancock NY variable annuity contracts:	(800) 551-2078
For John Hancock NY variable life contracts:	(888) 267-7784

Sincerely,

Thomas M. Kinzler
Secretary
John Hancock Variable Insurance Trust

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JOHN HANCOCK VARIABLE INSURANCE TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of American Bond Trust and Core Diversified Growth & Income Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of American Bond Trust and Core Diversified Growth & Income Trust (each, an “Acquired Fund” and, together, the “Acquired Funds”), each a separate series or fund of John Hancock Variable Insurance Trust (“JHVIT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on October 4, 2011 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of American Bond Trust into Bond Trust. (Only shareholders of American Bond Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the reorganization of Core Diversified Growth & Income Trust into Lifestyle Growth Trust. (Only shareholders of Core Diversified Growth & Income Trust will vote on Proposal 2)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote FOR each Proposal, as applicable.

Approval of each proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund. Each shareholder of record at the close of business on August 5, 2011 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

Thomas M. Kinzler
Secretary

August 23, 2011
Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Variable Insurance Trust (“JHVIT”) of proxies to be used at a Special Meeting of Shareholders of JHVIT to be held at 601 Congress Street, Boston, Massachusetts 02210, on October 4, 2011, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of two series or funds of JHVIT — American Bond Trust and Core Diversified Growth & Income Trust (each, an “Acquired Fund” and, together, the “Acquired Funds”) — will separately be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Acquired Funds into their corresponding JHVIT funds listed below (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) (each a “Reorganization” and, together, the “Reorganizations”):

Acquired Funds		Acquiring Funds
American Bond Trust	—	Bond Trust
Core Diversified Growth & Income Trust	—	Lifestyle Growth Trust

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganizations. Please read it carefully and retain it for future reference. JHVIT’s Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Funds, and the most recent Annual Report contains discussions of the market conditions and investment strategies that significantly affected such funds during the fiscal year ended December 31, 2010. Copies of these reports may be obtained at no charge by calling the appropriate toll free number listed below. JHVIT’s Semi-Annual Report for the fiscal period ended June 30, 2011 is expected to be mailed to shareholders on or about September 1, 2011.

For additional information regarding the Acquired and Acquiring Funds, see the JHVIT Prospectus dated May 2, 2011, as supplemented (File Nos. 2-94157 and 811-04146), which is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to those funds. A Statement of Additional Information dated August 23, 2011 (the “SAI”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and also is incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statement of Additional Information of JHVIT dated May 2, 2011, as supplemented (the “JHVIT SAI”), insofar as it relates to the Acquired and Acquiring Funds. Copies of the SAI, which will be accompanied by copies of the JHVIT SAI, may be obtained without charge by writing to JHVIT at the address stated above or by calling the appropriate toll free number listed below. For purposes of this Proxy Statement/Prospectus, references to information found or included in the SAI include information found or included in the JHVIT SAI. Contractholders having any questions regarding either Reorganization should call the appropriate toll free number listed below:

For John Hancock USA variable annuity contracts:	(800) 344-1029
For John Hancock USA variable life contracts:	(800) 827-4546
For John Hancock NY variable annuity contracts:	(800) 551-2078
For John Hancock NY variable life contracts:	(888) 267-7784

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is August 23, 2011.

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of an Acquiring Fund issued in a Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization (the “Exchange Date”). Holders of Series I and Series II shares of American Bond Trust will receive Series I and Series II shares, respectively, of Bond Trust in the Reorganization, and holders of Series III shares of American Bond Trust will receive Series I shares of Bond Trust. Holders of Series I and Series II shares of Core Diversified Growth & Income Trust will receive Series I and Series II shares, respectively, of Lifestyle Growth Trust in the Reorganization. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that fund as of the close of regularly scheduled trading on the NYSE on October 28, 2011. For certain variable universal life insurance contracts that currently invest in Series I shares of each Acquired Fund, it is expected that, after each Reorganization, John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series I shares issued by an Acquiring Fund with NAV shares having an equal value. All share classes of each Acquired Fund will vote in the aggregate and not by class. The consummation of the Reorganization as to either Acquired Fund and its corresponding Acquiring Fund is not contingent upon the consummation of the Reorganization of the other Acquired and Acquiring Fund. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

JHVIT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of this reference facility may be obtained by calling the SEC at 1-202-551-8090); at the Northeast Regional Office (3 World Financial Center, New York, NY 10281); and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, IL 60661). Such materials also are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

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TABLE OF CONTENTS

Introduction		1
Overview of the Reorganizations		2
Proposal 1	Approval of Agreement and Plan of Reorganization Providing for the Reorganization of American Bond Trust into Bond Trust (Only shareholders of American Bond Trust will vote on Proposal 1)	5
Proposal 2	Approval of Agreement and Plan of Reorganization Providing for the Reorganization of Core Diversified Growth & Income Trust into Lifestyle Growth Trust (Only shareholders of Core Diversified Growth & Income Trust will vote on Proposal 2)	16
Information About the Reorganizations		30
	Agreement and Plan of Reorganization	30
	Reasons for the Reorganizations	31
	Board Consideration of the Reorganizations	32
	Description of the Securities to Be Issued	34
	Other Matters Regarding Contract Holders of Series I Shares of the Acquired Funds	36
	Federal Income Tax Consequences	36
Capitalization		37
Additional Information About the Funds		39
	Other Permitted Investments by the Funds of Funds	39
	Principal Risks of Investing in the Funds	40
	Additional Information About the Funds’ Investment Policies	58
	CRMC, Subadvisers and Portfolio Managers	62
	Rule 12b-1 Fees	66
	Dividends and Distributions	67
	Purchase and Redemption of Shares	67
	Disruptive Short Term Trading	69
	Tax Matters	71
	Policy Regarding Disclosure of Fund Portfolio Holdings	74
	Broker Compensation and Revenue Sharing Arrangements	74
Shareholders and Voting Information		75
	Shareholders of JHVIT	75
	Voting Procedures	76
	Solicitation of Proxies and Voting Instructions	77
Outstanding Shares and Share Ownership		78
	Acquired Funds	78
	Acquiring Funds	78
Financial Statements		79
Legal Matters		80
Other Matters		80
Appendix A	Form of Agreement and Plan of Reorganization	A-1
Appendix B	Financial Highlights of the Funds	B-1

i

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated August 5, 2011 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held.

JHVIT.  JHVIT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHVIT currently offers 106 separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies and other funds of JHVIT that operate as funds of funds. Shares of JHVIT may also be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans but are not currently offered to such investors.

Investment Management.  American Bond Trust (Acquired Fund) does not have an investment adviser but invests solely in a corresponding master fund, Bond Fund(sm) (the “Master Bond Fund”), a series of American Funds Insurance Series, which is managed by Capital Research and Management Company (“CRMC”). John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser to Core Diversified Growth & Income Trust (Acquired Fund) and each of the Acquiring Funds. Pursuant to an Amended and Restated Advisory Agreement with JHVIT on behalf of Core Diversified Growth & Income Trust (Acquired Fund) and each of the Acquiring Funds dated September 26, 2008 (the “Advisory Agreement”), JHIMS is responsible for, among other things, administering the business and affairs of each of those funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment of the assets of the funds pursuant to subadvisory agreements with JHIMS. John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management (US)”) serves as investment subadviser to Core Diversified Growth & Income Trust and each Acquiring Fund; John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”) also serves as subadviser to Core Diversified Growth & Income Trust and Lifestyle Growth Trust. QS Investors, LLC (“QS Investors”) also serves as subadviser to Lifestyle Growth Trust.

CRMC, JHIMS and the subadvisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940, as amended.

JHIMS also provides to JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight as well as services related to the office of the Chief Compliance Officer.

The Distributor.  John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

The address for CRMC is 333 S. Hope Street, 55th Floor, Los Angeles, CA 90071; for John Hancock Asset Management (US) is 101 Huntington Avenue, Boston, Massachusetts 02199-7603; for John Hancock Asset Management (North America) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5; and for QS Investors is 880 Third Avenue, 7th Floor New York, NY 10022.

OVERVIEW OF THE REORGANIZATIONS

At its meeting held on June 22-24, 2011, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHVIT, the Adviser, CRMC, the sub-advisers or JH Distributors (the “Independent Trustees”), approved the Plan providing for the Reorganization of each Acquired Fund into its corresponding Acquiring Fund. Each Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (iii) the liquidation and termination of the Acquired Fund.

As a result of each Reorganization, shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. In each Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”). Holders of Series I and Series II shares of American Bond Trust will receive Series I and Series II shares, respectively, of Bond Trust in the Reorganization, and holders of Series III shares of American Bond Trust will receive Series I shares of Bond Trust. Holders of Series I and Series II shares of Core Diversified Growth & Income Trust will receive Series I and

Series II shares, respectively, of Lifestyle Growth Trust in the Reorganization. For certain variable universal life insurance contracts that currently invest in Series I shares of each Acquired Fund, it is expected that, after each Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares issued by an Acquiring Fund with NAV shares having an equal value.

The Board has unanimously approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to eliminate a smaller under- performing Acquired Fund in favor of a larger Acquiring Fund that has achieved, or (if recently established) is expected to achieve, a better performance record and have stronger prospects for growth and economies of scale than the corresponding Acquired Fund. Each Acquiring Fund has outperformed its corresponding Acquired Fund for the one-year period ended December 31, 2010 and the six-month period ended June 30, 2011. Each Acquiring Fund has investment objectives and direct or indirect principal investment strategies that are similar to those of the corresponding Acquired Fund. The factors that the Board considered in deciding to approve the Reorganizations are discussed below under “Information About the Reorganizations — Board Consideration of the Reorganizations.”

Neither Reorganization is expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of each Acquired Fund. See “Information About the Reorganizations — Federal Income Tax Consequences.”

The Reorganization involving American Bond Trust (Proposal 1) will result in the transfer of the assets of the Acquired Fund, which is managed indirectly by an investment adviser that is not affiliated with the Adviser (through its investment in the Master Bond Fund), to the Acquiring Fund, which is managed by JHIMS and a subadviser that is affiliated with the Adviser. Consequently, this Reorganization may be expected to benefit the Adviser by increasing, with respect to such assets, the amount of advisory fees that are retained by the Adviser and its affiliates rather than being paid to an unaffiliated investment adviser.

The Reorganizations will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds — Purchase and Redemption of Shares.”

Shareholders of an Acquired Fund will not incur directly any fee in connection with the Reorganization. They will, however, bear indirectly the expenses of the Reorganization, and any portfolio transitioning costs as described below, that are borne by the Acquired Fund. The expenses of the Reorganizations will in each case be borne by the Acquired Fund. However, because of the obligation of JHIMS to reimburse certain expenses of Core Diversified Growth & Income Trust, JHIMS, and not Core Diversified Growth & Income Trust, will ultimately bear all of the expenses of that

Reorganization. If a Reorganization is not consummated as to an Acquired Fund, the expenses of that Reorganization will be paid by the JHIMS. Because each Acquired Fund invests in other funds, neither expects to incur brokerage commissions and other transaction costs in selling portfolio investments in connection with the Reorganization. The estimated expenses of the Reorganizations (consisting of legal, accounting, printing, solicitation and tabulation of proxies) are $212,000 (less than $0.01 per share) with respect to American Bond Trust and $62,900 ($0.20 per share) with respect to Core Diversified Growth & Income Trust.

Proposal 1

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR
THE REORGANIZATION OF AMERICAN BOND TRUST
INTO BOND TRUST

Shareholders of American Bond Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Bond Trust (the “Acquiring Fund”). The funds are compared below. For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganizations.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, American Bond Trust and Bond Trust have similar investment objectives and policies in that each invests directly or indirectly in fixed income securities. They differ, however, in the following respects:

•	American Bond Trust must invest at least 65% of its assets in investment-grade debt securities and may invest up to 35% of its assets in below-investment grade securities, whereas Bond Trust does not have a stated credit quality policy.

•	American Bond Trust may invest up to 20% of its assets in preferred securities, whereas Bond Trust has no stated policy with respect to investing in preferred securities.

•	American Bond Trust pursues its investment objective by investing all of its investable assets in the Master Bond Fund, whereas Bond Trust invests directly in debt securities and instruments.

•	Bond Trust seeks to maintain an average duration of between four and six years, whereas American Bond Trust has no stated duration policy.

The investment objective of each fund may be changed by the Board without shareholder approval.

Approximate Net Assets of Each Fund as of December 31, 2010:

American Bond Trust	Bond Trust
$970,316,225	$5,369,102,654

As of June 30, 2011 (unaudited):

American Bond Trust	Bond Trust
$969,494,670	$5,404,556,991

Investment Adviser to the Master Bond Fund:

CRMC

Investment Adviser to the Acquiring Fund:

JHIMS

Investment Subadviser to the Acquiring Fund:

John Hancock Asset Management (US)

American Bond Trust	Bond Trust
(Acquired Fund)	(Acquiring Fund)

Investment Objective:

To seek to maximize current income and preserve capital.	To seek income and capital appreciation.

Principal Investment Strategies:

The fund invests all of its assets in Class 1 shares of the Master Bond Fund. Normally, the Master Bond Fund invests at least 80% of its assets in bonds and other debt securities.

The Master Bond Fund will invest at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations (NRSROs) designated by the Master Bond Fund’s investment adviser or unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser), including cash and cash equivalents, including securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgage and other assets. The Master Bond Fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined by the Master	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

The fund seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6   years, however, there is no limit on the fund’s average maturity.

Eligible investments include, but are not limited to:

• U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation,

• Mortgage-backed securities, including mortgage pass- through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”),

American Bond Trust	Bond Trust
(Acquired Fund)	(Acquiring Fund)
Bond Fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The Master Bond Fund may invest in debt securities of issuers domiciled outside the United States. The Master Bond Fund may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The Master Bond Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

The Master Bond Fund relies on the professional judgment of its investment adviser to make decisions about the Master Bond Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

•   U.S. and foreign corporate bonds, and

• Foreign government and agency securities.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

The subadviser uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio which may affect performance results.

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Principal Risks of Investing in the Funds — Hedging, derivatives and other strategic transactions risk.”

Temporary Defensive Investing:

In abnormal market conditions, each fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each portfolio for the 12-month period ended December 31, 2010 (including pro forma expenses showing the effect of the Reorganization) are set forth below. The expense ratios below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios would be higher.

Holders of Series I and Series II shares of American Bond Trust will receive Series I and Series II shares, respectively, of Bond Trust in the Reorganization, and holders of Series III shares of American Bond Trust will receive Series I shares of Bond Trust. For certain variable universal life insurance contracts that currently invest in Series I shares of each Acquired Fund, it is expected that, after each Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares issued by an Acquiring Fund with NAV shares having an equal value. See “Information About the Reorganizations — Other Matters Regarding Contract Holders of Series I Shares of the Acquired Funds.”

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

			Distribution			Total
		Management	and Service	Other		Operating
Fund/Share Class		Fees	(12b-1) Fees	Expenses		Expenses

(1) American Bond Trust
(Acquired Fund) (A)	Series I	0.37%	0.60%	0.03%		1.00%
	Series II	0.37%	0.75%	0.03%		1.15%
	Series III	0.37%	0.25%	0.03%		0.65%
(2) Bond Trust
(Acquiring Fund)	Series I	0.59%	0.05%	0.03	% (B)	0.67%
	Series II	0.59%	0.25%	0.03	% (B)	0.87%
	NAV	0.59%	0.00%	0.03%		0.62%
(3) Bond Trust
(Acquiring Fund) (Pro Forma combining (1) and (2)	Series I	0.58%	0.05%	0.04	% (B)	0.67%
	Series II	0.58%	0.25%	0.04	% (B)	0.87%
	NAV	0.58%	0.00%	0.04%		0.62%

(A)	Expense information for American Bond Trust includes expenses of that fund and of Master Bond Fund, its corresponding master fund.

(B)	Series I and Series II shares of Bond Trust are authorized but have not commenced operations and do not have any shares outstanding. These classes will commence operations to facilitate the Reorganization. “Other Expenses” for these share classes are estimated for the first twelve months of operations.

The above analysis is based on average net assets for the year ended December 31, 2010 (as noted above, $3,371,755,760 in the case of Bond Trust). Assuming the increased Bond Trust net assets as of April 30, 2011 ($5,461,840,645), Bond Trust pro forma estimated Net Operating Expenses would be 0.65%, 0.85% and 0.60% for Series I, Series II and NAV shares, respectively.

Examples:  The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		One	Three	Five	Ten
Fund/Share Class		Year	Years	Years	Years

(1) American Bond Trust
(Acquired Fund) (A)	Series I	$102	$318	$552	$1,225
	Series II	$117	$365	$633	$1,398
	Series III	$66	$208	$362	$810
(2) Bond Trust
(Acquiring Fund)	Series I	$68	$214	$373	$835
	Series II	$89	$278	$482	$1,073
	NAV	$63	$199	$346	$774
(3) Bond Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$68	$214	$373	$835
	Series II	$89	$278	$482	$1,073
	NAV	$63	$199	$346	$774

(A)	Expense information for American Bond Trust includes expenses of that fund and of Master Bond Fund, its corresponding master fund.

Portfolio Turnover.  Each of the funds (the Master Bond Fund in the case of American Bond Trust) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the fund’s performance. During the fiscal year ended December 31, 2010, the Master Bond Fund’s portfolio turnover rate was 187% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights.  The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding class of each fund, are the same.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Applicable to Both Funds:

Active management risk.  A fund’s investment strategy may fail to produce the intended result.

Credit and counterparty risk  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Economic and market events risk  Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses when interest rates fall or economic conditions deteriorate.

Fixed-income securities risk  Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk  As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk  Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk  Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Issuer risk  An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk  Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Mortgage-backed and asset-backed securities risk  Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Additional Risk Applicable to the Acquired Fund:

Master-feeder structure risk  In addition to the risks of the Master Bond Fund, American Bond Trust also is subject to risks related to the master-feeder structure. Other “feeder” funds may also invest in the Master Bond Fund. As shareholders of the Master Bond Fund, feeder funds, including American Bond Trust, vote on matters pertaining to the Master Bond Fund. Feeder funds with a greater pro rata ownership in the Master Bond Fund could have effective voting control of the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including American Bond Trust.

Lower-rated fixed-income securities risk and high-yield securities risk  Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit-quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Convertible securities risk  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

These risks are more fully described below under “Additional Information About the Funds — Principal Risks of Investing in the Funds.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

American Bond Trust (Acquired Fund)

The Acquired Fund is a feeder fund and does not have an advisory fee. However, the master fund in which it invests, the Master Bond Fund, had an effective advisory fee rate of 0.37% for the year ended December 31, 2010. This fee was paid to CRMC, the Master Bond Fund’s investment adviser.

Bond Trust (Acquiring Fund)

The Acquiring Fund pays JHIMS a management fee that is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the average daily net assets of the fund.

0.650% of the first $500 million;
0.600% of the next $1 billion;
0.575% of the next $1 billion; and
0.550% of the excess over $2.5 billion.

During the fiscal year ended December 31, 2010, Bond Trust paid an effective advisory fee of 0.59%.

John Hancock Asset Management (US) serves as the subadviser to the Acquiring Fund. For its services, John Hancock Asset Management (US) receives a subadvisory fee. The subadvisory fee is paid by JHIMS and is not an additional charge to the fund.

For additional information about this subadviser and the portfolio managers for the funds, see “Additional Information About the Funds — CRMC, Subadvisers and Portfolio Managers.”

The Acquired Fund is a feeder fund and does not have advisory or subadvisory agreements. For information about the management of the Master Bond Fund, in which the Acquired Fund invests, see “Additional Information About the Funds — CRMC, Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s June 26, 2009 initial approval of the advisory and subadvisory agreements for the Acquiring Fund is available in JHVIT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2009. Similar information for the Board’s May 26-27, 2011 approval of the continuation of the advisory and subadvisory agreements for the Acquiring Fund will be available in JHVIT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2011.

Performance

The following information provides some indication of the risks of investing in the funds by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. The year-to-date performance information as of June 30, 2011 is unaudited. The performance of the American Bond Trust’s Series I and Series III shares for periods prior to their inception dates is the performance of Series II shares, American Bond Trust’s oldest share class. The performance of American Bond Trust Series II shares for periods prior to that class’s inception is the performance of the master fund share class in which the fund invests, adjusted to reflect Series II

12b-1 fees. The pre-inception performance with respect to any other share class of American Bond Trust has not been adjusted to reflect the lower 12b-1 fees of that class. Performance information below does not reflect fees and expenses of any variable contract that may use JHVIT as its underlying investment medium and would be lower if it did. Past performance is not necessarily an indication of how a fund will perform in the future.

American Bond Trust
(Acquired Fund)

Calendar Year Total Returns for Series II:

Best Quarter: 5.83% (Quarter ended June 30, 2009)
Worst Quarter: -5.68% (Quarter ended September 30, 2008)
YTD: 2.24% (Quarter ended June 30, 2011)

Bond Trust
(Acquiring Fund)

Calendar Year Total Return for Series NAV:

Best Quarter: 2.97% (Quarter ended June 30, 2010)
Worst Quarter: -1.32% (Quarter ended December 31, 2010)
YTD: 2.82% (Quarter ended June 30, 2011)

Average Annual Total Returns for Periods Ended December 31, 2010
(audited) and Six-Month Period Ended June 30, 2011 (unaudited)

		Six
		Months
		Ended					Inception
	Share	June 30,	One	Five	Ten	Since	Date of
Fund	Class	2011	Year	Years	Years	Inception	Class

American Bond Trust (1)(2)
(Acquired Fund)	Series I	2.32%	6.03%	3.34%	4.68%	NA	11/2/2005
	Series II	2.24%	5.97%	3.20%	4.53%	NA	7/29/2005
	Series III	2.57%	6.41%	3.39%	4.98%	NA	1/2/2008
Barclays Capital U.S. Aggregate Bond Index		2.72%	6.54%	5.80%	5.84%	NA	NA

		Six
		Months
		Ended					Inception
	Share	June 30,	One	Five	Ten	Since	Date of
Fund	Class	2011	Year	Years	Years	Inception	Class

Bond Trust (2)
(Acquiring Fund)	Series I (3)	2.79%	6.60%	NA	NA	6.92%	NA
	Series II (3)	2.69%	6.39%	NA	NA	6.71%	NA
	NAV	2.82%	6.65%	NA	NA	6.98%	7/29/2009
Barclays Capital U.S. Aggregate Bond Index		2.72%	6.54%	NA	NA	6.88%	7/29/2009

(1)	With respect to American Bond Trust, the performance presented for Series I and Series III shares for periods prior to their inception dates is the performance of Series II shares. The performance presented for Series II shares for periods prior to that class’s inception date is the performance of the Master Bond Fund, adjusted to reflect Series II Rule 12b-1 fees. The pre-inception performance for each of Series I and Series III classes has not been adjusted to reflect the lower Rule 12b-1 fees of such class. As a result, the pre-inception performance shown for a share class other than Series II shares is lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class.

(2)	The performance information does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

(3)	Currently Series I and Series II shares of Bond Trust are authorized but have not commenced operations and do not have any shares outstanding. These classes will commence operations to facilitate the Reorganization. The performance shown for Series I and Series II is the performance of the NAV shares adjusted to reflect those classes’ expenses.

Proposal 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE REORGANIZATION OF CORE DIVERSIFIED GROWTH & INCOME TRUST INTO
LIFESTYLE GROWTH TRUST

Shareholders of Core Diversified Growth & Income Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Lifestyle Growth Trust (the “Acquiring Fund”). The funds are compared below. For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see “Overview of the Reorganizations.”

Comparison of Acquired and Acquiring Funds

As indicated in the chart below, Core Diversified Growth & Income Trust and Lifestyle Growth Trust have similar investment objectives and policies in that each is a fund of funds that indirectly invests approximately 70% of its assets in equities and approximately 30% of its assets in fixed income securities. The funds’ investment objectives differ, however, in that Core Diversified Growth & Income Trust has an investment objective to seek long term growth of capital and income whereas Lifestyle Growth Trust seeks long term growth of capital and current income is a consideration.

The investment objective of each fund may be changed by the Board without shareholder approval.

Approximate Net Assets of Each Fund as of December 31, 2010:

Core Diversified Growth & Income Trust	Lifestyle Growth Trust
$3,334,181	$14,333,115,698

As of June 30, 2011 (unaudited):

Core Diversified Growth & Income Trust	Lifestyle Growth Trust
$4,197,211	$14,651,927,659

Investment Adviser to the Acquired Fund and the Acquiring Fund:

JHIMS

Investment Subadvisers to the Acquired Fund:

John Hancock Asset Management (US)

John Hancock Asset Management (North America)

Investment Subadvisers to the Acquiring Fund:

John Hancock Asset Management (US)

John Hancock Asset Management (North America)

QS Investors

Core Diversified Growth & Income Trust	Lifestyle Growth Trust
(Acquired Fund)	(Acquiring Fund)

Investment Objective:

To seek long term growth of capital and income.	To seek long term growth of capital. Current income is also a consideration.

Principal Investment Strategies:

The fund invests in other funds and other investment companies (“underlying funds”) as well as other types of investments as described below. Under normal market conditions, the fund will generally invest between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed income securities, which include securities held by the underlying funds.

The fund may invest in other funds including index funds and funds of the American Funds Insurance Series® (the “AFIS Funds”). When purchasing shares of the AFIS Funds, the fund only purchases Class 1 shares (which are not	The fund, except as otherwise described below, normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed- income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities and underlying funds that invest primarily in fixed-income securities are permitted up to 10% in either direction. Thus, based on its target percentage allocation of approximately 70% of its assets in equity underlying funds and 30% of its assets in fixed-income underlying funds, the fund may have an

Core Diversified Growth &	Lifestyle Growth Trust
Income Trust
(Acquired Fund)	(Acquiring Fund)
subject to Rule 12b-1 fees).

The fund is authorized to invest without limitation in underlying funds and in other types of investments as described below. The fund may purchase any underlying funds except other funds of funds and JHVIT feeder funds.
equity/fixed-income underlying funds allocation ranging between 80%/20% and 60%/40%. Although variations beyond the 10% range are generally not permitted, the subadviser may determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the fund or achieve its objective.

Within the prescribed percentage allocation, the subadviser selects the percentage level to be maintained in specific underlying funds. The subadviser may from time to time change the allocation in specific underlying funds or rebalance the underlying funds. To maintain target allocation in the underlying funds, daily cash flows for the fund will be directed to its underlying funds that most deviate from target.

The underlying funds as a group hold a wide range of equity type securities in their portfolios. These include small- , mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities). Each of the funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment grade	The fund may invest in various underlying funds that as a group hold a wide range of equity type securities in their funds. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of these underlying funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of these underlying funds focus their

Core Diversified Growth &	Lifestyle Growth Trust
Income Trust
(Acquired Fund)	(Acquiring Fund)
and below investment grade debt securities with maturities that range from short to longer term. The fixed-income funds collectively hold various types of debt instruments such as corporate bonds, government issued, domestic and international securities. Index funds typically seek to approximate the aggregate total return of a market index and an investment in an index fund involves risks similar to the risks of investing directly in the securities in the index.
investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities.

The fund may also invest in exchange traded funds (“ETFs”) and may make direct investments in other types of investments, such as equity and fixed-income securities, including U.S. government securities, closed-end funds and partnerships. See “Additional Information About the Funds — Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.	The fund may also invest in the securities of other investment companies including ETFs and may invest directly in other types of investments, such as equity and fixed-income securities including U.S. government securities, closed-end funds and partnerships. See “Additional Information About the Funds — Other Permitted Investments by the Funds of Funds.” The fund may also engage in short selling.

Expenses:

Each fund bears its own expenses, and, in addition, indirectly bears its proportionate share of the expenses of the underlying funds in which it invests.

Hedging and Other Strategies:

Each fund is authorized to use all of the various investment strategies referred to below under “Principal Risks of Investing in the Funds — Hedging, derivatives and other strategic transactions risk.”

Temporary Defensive Investing:

In abnormal market conditions, each fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the fund may not achieve its investment goals.

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each portfolio for the 12-month period ended December 31, 2010 (including pro forma expenses showing the effect of the Reorganization) are set forth below. The expense ratios below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios would be higher.

As discussed above, holders of Series I and Series II shares of Core Diversified Growth & Income Trust will receive Series I and Series II shares, respectively, of Lifestyle Growth Trust in the Reorganization. For certain variable universal life insurance contracts that currently invest in Series I shares of each Acquired Fund, it is expected that, after each Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares issued by an Acquiring Fund with NAV shares having an equal value. See “Information About the Reorganizations — Other Matters Regarding Contract Holders of Series I Shares of the Acquired Funds.”

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

					Acquired
			Distribution		Fund Fees	Total	Contractual		Net
		Management	and Service	Other	and	Operating	Expense		Operating
Fund/Share Class		Fees	(12b-1) Fees	Expenses	Expenses (A)	Expenses	Reimbursement		Expenses

(1) Core Diversified Growth & Income Trust
(Acquired Fund) (A)	Series I	0.04%	0.35%	2.08%	0.43%	2.90%	(1.98	%) (B)	0.92%

	Series II	0.04%	0.55%	2.08%	0.43%	3.10%	(1.98	%) (B)	1.12%

(2) Lifestyle Growth Trust
(Acquiring Fund)	Series I	0.04%	0.05%	0.02%	0.71%	0.82%	NA		0.82%

	Series II	0.04%	0.25%	0.02%	0.71%	1.02%	NA		1.02%

	NAV	0.04%	0.00%	0.02%	0.71%	0.77%	NA		0.77%

(3) Lifestyle Growth Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	0.04%	0.05%	0.02%	0.71%	0.82%	NA		0.82%

	Series II	0.04%	0.25%	0.02%	0.71%	1.02%	NA		1.02%

	NAV	0.04%	0.00%	0.02%	0.71%	0.77%	NA		0.77%

(A)	“Acquired Fund Fees and Expenses” are based on the indirect net expenses associated with the fund’s investment in underlying funds and are included in “Total Fund Operating Expenses.” The Total Fund Operating Expenses shown may not correlate to the fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the fund prospectus, which does not include Acquired Fund Fees and Expenses.

(B)	The Adviser has contractually limited other fund level expenses to 0.10%. These expenses consist of operating expenses of the fund, excluding advisory, 12b-1, short dividends, acquired fund fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Examples:  The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		One	Three	Five	Ten
Fund/Share Class		Year	Years	Years	Years

(1) Core Diversified Growth & Income Trust
(Acquired Fund)	Series I	$94	$710	$1,353	$3,081
	Series II	$114	$771	$1,452	$3,272
(2) Lifestyle Growth Trust
(Acquiring Fund)	Series I	$84	$262	$455	$1,014
	Series II	$104	$325	$563	$1,248
	NAV	$79	$246	$428	$954
(3) Lifestyle Growth Trust
(Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$84	$262	$455	$1,014
	Series II	$104	$325	$563	$1,248
	NAV	$79	$246	$428	$954

Portfolio Turnover.  Each of the funds, which operates as a fund of funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underling funds (or “turns over” its portfolio). An underlying fund does pay transactions costs when it turns over its portfolio, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the performance of the underlying funds and of the funds. During the fiscal year ended December 31, 2010, the Acquired Fund’s portfolio turnover rate was 27% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights.  The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding class of each fund, are the same.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Applicable to Both Funds:

Active management risk  The subadviser’s investment strategy may fail to produce the intended result.

Commodity risk  Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Exchange-traded funds risk  Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fund of funds risk  The fund is subject to the performance of the underlying funds in which it invests.

Investment company securities risk  The fund bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

Principal Risks of Investing in the Underlying Funds

Active management risk  The subadviser’s investment strategy may fail to produce the intended result.

Convertible securities risk  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Economic and market events risk  Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses when interest rates fall or economic conditions deteriorate.

Emerging markets risk  The risks of investing in foreign securities are greater for investments in emerging markets. Emerging market countries may experience higher inflation, interest rates and unemployment as well as greater social, economic, regulatory and political uncertainties than more developed countries.

Equity securities risk  The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Exchange-traded funds risk  Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

Fixed-income securities risk  Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk  As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk  Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

Credit default swaps  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Foreign currency forward contracts  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Interest-rate swaps  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

Options  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk  The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Initial public offerings risk  IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk  An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk  Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity risk  Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Lower-rated fixed-income securities risk and high-yield securities risk  Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit-quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Medium and smaller company risk  The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Mortgage-backed and asset-backed securities risk  Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate and/or other market risks.

Short sales risk  Short sales involve costs and risk.  The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

These risks are more fully described below under “Additional Information About the Funds — Principal Risks of Investing in the Funds.” Additional information is also included in the SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each fund and is accrued and paid daily. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the applicable fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the applicable fund and dividing the sum so determined by Aggregate Net Assets. For the Acquiring Fund, the management fee has two components: (a) a fee on assets invested in funds of JHVIT, John Hancock Funds II (“JHF II”) or John Hancock Funds III (“JHF III”) (“Affiliated Funds Assets”); and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”).

Investment Management Fees
(Rates Applied to Aggregate Net Assets)

Core Diversified Growth &
Income Trust (1)	Lifestyle Growth Trust
(Acquired Fund)	(Acquiring Fund)
0.050% of the first $500 million;	Affiliated Fund Assets (2)
0.040% of the excess over $500 million.	0.050% of the first $7.5 billion; and 0.040% of the excess over $7.5 billion.
Other Assets (3)
0.500% of the first $7.5 billion; and
0.490% of the excess over $7.5 billion.

(1)	For purposes of applying the breakpoints in the advisory fee for Core Diversified Growth & Income Trust, the net assets of the following funds are aggregated: American Global Diversification Trust and American Fundamental Holdings Trust, each a series of JHVIT; and Core Diversified Growth & Income Fund, Core Global Diversification Fund and Core Fundamental Holdings Fund, each a series of JHF II.

(2)	The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle Trusts and the JHF II Lifestyle Portfolios, and that rate is applied to the Affiliated Funds Assets of the fund.

(3)	The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the JHVIT Lifestyle Trusts and the JHF II Lifestyle Portfolios and that rate is applied to the Other Assets of the fund.

During the fiscal year ended December 31, 2010, each of these funds paid an effective advisory fee of 0.04%.

John Hancock Asset Management (US) and John Hancock Asset Management (North America) serve as subadvisers to both the Acquired and Acquiring Funds. QS Investors also serves as a subadviser to the Acquiring Fund. For its services, each of John Hancock Asset Management (US), John Hancock Asset Management (North America) and QS Investors receives for each fund, as applicable, a subadvisory fee. The subadvisory fee is paid by JHIMS and is not an additional charge to either fund.

For additional information about these subadvisers and the portfolio managers of the funds, see “Additional Information About the Funds — CRMC, Subadvisers and Portfolio Managers.”

A discussion of the basis of the Board’s May 27-28, 2010 approval of advisory and subadvisory agreements for the Acquired and Acquiring Funds is available in JHVIT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010. Similar information for the Board’s May 26-27, 2011 approval of advisory and subadvisory agreements will be available in JHVIT’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2011.

Performance

The following information provides some indication of the risks of investing in the funds by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance. Year-to-date performance as of June 30, 2011 is unaudited. The performance of the Lifestyle Growth Trust’s Series II and NAV shares for periods prior to their inception date, is the performance of the fund’s Series I shares and has not been adjusted to reflect the Series II or NAV shares’ 12b-1 fees (if any). Performance information below does not reflect fees and expenses of any variable contract that may use JHVIT as its underlying investment medium and would be lower if it did. Past performance is not necessarily an indication of how a fund will perform in the future.

Core Diversified Growth & Income Trust
(Acquired Fund)

Calendar Year Total Returns for Series I:

Best Quarter: 15.64% (Quarter ended June 30, 2009)
Worst Quarter: -7.47% (Quarter ended June 30, 2010)
YTD: 4.21% (Quarter ended June 30, 2011)

Lifestyle Growth Trust
(Acquiring Fund)

Calendar Year Total Returns for Series I:

Best Quarter: 17.89% (Quarter ended June 30, 2009)
Worst Quarter: -20.75% (Quarter ended December 31, 2008)

YTD: 4.64% (Quarter ended June 30, 2011)

Average Annual Total Returns for Periods Ended December 31, 2010 (audited) and Six-Month Period Ended June 30, 2011 (unaudited)

		Period
		Ended					Inception
	Share	June 30,	One	Five	Ten	Since	Date of
Fund	Class	2011	Year	Years	Years	Inception	Class

Core Diversified Growth & Income Trust (1)
(Acquired Fund)	Series I	4.21%	10.82%	NA	NA	1.25%	07/01/2008
	Series II	4.13%	10.61%	NA	NA	1.08%	07/01/2008
	Series III	4.21%	11.12%	NA	NA	1.56%	07/01/2008
	NAV	4.38%	11.29%	NA	NA	1.75%	07/01/2008
S&P 500 Index		6.02%	15.06%	NA	NA	1.61%	07/01/2008
Barclays Capital U.S. Aggregate Bond Index		2.72%	6.54%	NA	NA	6.63%	07/01/2008
Combined Index (70% of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Bond Index)		5.05%	12.92%	NA	NA	3.64%	07/01/2008

		Period
		Ended					Inception
	Share	June 30,	One	Five	Ten	Since	Date of
Fund	Class	2011	Year	Years	Years	Inception	Class

Lifestyle Growth Trust (1)(2)
(Acquiring Fund)	Series I	4.64%	13.02%	3.11%	3.69%	NA	01/07/1997
	Series II	4.47%	12.83%	2.91%	3.57%	NA	01/28/2002
	NAV	4.64%	13.05%	3.16%	3.72%	NA	04/29/2005
S&P 500 Index		6.02%	15.06%	2.29%	1.41%	NA	NA
Barclays Capital U.S. Aggregate Bond Index		2.72%	6.54%	5.80%	5.84%	NA	NA
Combined Index (70% of the S&P 500 Index and 30% of the Barclays Capital U.S Aggregate Bond Index)		5.05%	12.92%	3.68%	3.05%	NA	NA

(1)	The performance information does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

(2)	The performance presented for Series II and NAV shares for periods prior to their inception dates is the performance of Series I shares. The pre-inception performance for each of Series II and NAV classes has not been adjusted to reflect the Rule 12b-1 fees (if any) of such class. As a result, the pre-inception performance shown for Series II shares is higher than it would be if adjusted to reflect the Rule 12b-1 fees of the class, and the pre-inception performance shown for NAV shares is lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class.

INFORMATION ABOUT THE REORGANIZATIONS

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to each Reorganization, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on October 28, 2011 or on such later date as may be determined by JHVIT (the “Exchange Date”). The net asset value per share of each class of shares of each Acquired and Acquiring Fund will be determined by dividing the fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the Acquiring Funds. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of an Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. Holders of Series I and Series II shares of American Bond Trust will receive Series I and Series II shares, respectively, of Bond Trust in the Reorganization, and holders of Series III shares of American Bond Trust will receive Series I shares of Bond Trust. Holders of Series I and Series II shares of Core Diversified Growth & Income Trust will receive Series I and Series II shares, respectively, of Lifestyle Growth Trust in the Reorganization. For certain variable universal life insurance contracts that currently invest in Series I shares of each Acquired Fund, it is expected that, after each Reorganization, John Hancock USA and John Hancock NY will replace such Series I shares issued by an Acquiring Fund with NAV shares having an equal value. See “Information About the Reorganizations — Other Matters Regarding Contract Holders of Series I Shares of the Acquired Funds.”

The liquidation and distribution of each Acquired Fund will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHVIT will take all necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Information” below) of the applicable Acquired Fund entitled to vote approve the Reorganization. With respect to each Reorganization, the Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the applicable Acquired Fund, by JHVIT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHVIT determine that proceeding with the Reorganization is not in the best interests of either or both funds or their respective shareholders or contract owners. The Plan provides that JHVIT, on behalf of the applicable Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of regulatory approvals. The consummation of each Reorganization is not contingent upon its consummation as to the other Reorganization.

Under the Plan, the expenses of each Reorganization will be borne by the applicable Acquired Fund. However, because of the obligation of JHIMS to reimburse certain expenses of Core Diversified Growth & Income Trust, JHIMS, and not Core Diversified Growth & Income Trust will ultimately bear all of the expenses of that Reorganization. However, any portfolio transitioning costs such as brokerage commissions and other transaction costs are not subject to any expense limitation undertaking by JHIMS or its affiliates, but these are not expected to be incurred. If a Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that fund will be paid by JHIMS.

If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Trustees, recommends that shareholders approve the Plan under Proposals 1 and 2, as applicable.

Reasons for the Reorganizations

The Board has unanimously approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to eliminate smaller under-performing Acquired Funds in favor of larger Acquiring Funds that have achieved, or (if recently established) are expected to achieve, better performance records and have stronger prospects for growth and economies of scale than the corresponding Acquired Fund. Each Acquiring Fund has outperformed its corresponding Acquired Fund for the one-year period ended December 31, 2010 and the six-month period ended June 30, 2011. Each Acquiring Fund has investment objectives and direct or indirect principal investment strategies that are similar to those of the corresponding Acquired Fund, although American Bond Fund pursues its investment strategies by investing in the Master Bond Fund.

Board Consideration of the Reorganizations

On the recommendation of management, the Board, including the Independent Trustees, considered each Reorganization at its meeting held on June 22-24, 2011, and reviewed information and materials regarding the Reorganizations presented or prepared by, among others, the Adviser. In its review of each Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel. In reaching its decision at the June 22-24, 2011 meeting to recommend approval of the Reorganizations, the Board concluded that the participation of each Acquired Fund and Acquiring Fund in the Reorganizations is in the best interests of each such fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired and Acquiring Funds, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganizations.

In determining whether to approve each Reorganization and recommend each Reorganization’s approval to shareholders of the applicable Acquired Fund, the Board inquired into a number of matters and considered, with respect to each Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by, the subadviser(s) to the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization on variable contract owners; and (11) possible alternatives to the Reorganization.

The Board’s decision to recommend approval of each Reorganization was based on a number of factors, including those set forth below.

Proposal 1 — American Bond Trust (Acquired Fund) into Bond Trust (Acquiring Fund)

1.	American Bond Trust and Bond Trust have similar investment objectives and policies in that each invests, directly or indirectly, in fixed income securities and the Reorganization may be expected to afford shareholders of American Bond Trust reasonable continuity in investment objectives;

2.	John Hancock Asset Management (US) is the subadviser to Bond Trust and the Board is generally satisfied with its management of this fund;

3.	John Hancock Asset Management (US) has, since 2006, managed a significant amount of fixed income assets for JHVIT and JHF II funds and the Board is generally satisfied with its management of these funds.

4.	Bond Trust outperformed American Bond Trust for the one-year period ended March 31, 2011;

5.	American Bond Trust underperformed its index benchmark index and peer group for the one-, three-, five- and ten- year periods ended March 31, 2011; Bond Trust outperformed its benchmark index but underperformed its peer group for the one-year period ended March 31, 2011;

6.	Although Bond Trust has higher advisory fee rates than American Bond Trust (i.e., the advisory fee of the Master Bond Fund in which American Bond Trust invests), each of the overall current and pro forma expense ratios for each class of Bond Trust is equal to or lower than the current and pro forma expense ratios of the corresponding class of American Bond Trust, respectively;

7.	Bond Trust is expected to have stronger prospects for growth and economies of scale than American Bond Trust;

8.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

9.	The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 2 — Core Diversified Growth & Income Trust (Acquired Fund) into Lifestyle Growth Trust (Acquiring Fund)

1.	The investment objectives and policies of Core Diversified Growth & Income Trust and Lifestyle Growth Trust are similar in that each is a fund of funds that indirectly invests approximately 70% of its assets in equities and approximately 30% of its assets in fixed income securities.

2.	Lifestyle Growth Trust outperformed Core Diversified Growth & Income Trust for the one-year period ended March 31, 2011;

3.	Core Diversified Growth & Income Trust underperformed its benchmark index and peer group for the one-year period ended March 31, 2011;

4.	Lifestyle Growth Trust (Series I and NAV) outperformed its blended benchmark index (70% of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Bond Index) for the one- and ten-year periods ended March 31, 2011 although it underperformed this index for the three- and five-year periods ended March 31, 2011 and Lifestyle Growth Trust (Series II) outperformed its blended benchmark index for the ten-year period ended March 31, 2011 although it underperformed this index for the one-, three- and five-year periods ended March 31, 2011; Lifestyle Growth Trust underperformed its peer group for the one-year period ended March 31, 2011 and outperformed its peer group for the three-, five- and ten-year periods ended March 31, 2011.

5.	The effective advisory fee rate of the Lifestyle Growth Trust is the same as the Core Diversified Growth & Income Trust. The overall expense ratios of Series I and Series II of Lifestyle Growth Trust are lower than those of the corresponding series of Core Diversified Growth & Income Trust;

6.	The Rule 12b-1 fees for Series I and Series II of Lifestyle Growth Trust are lower than those of Core Diversified Growth & Income Trust;

7.	Lifestyle Growth Trust is expected to have stronger prospects for growth and economies of scale than Core Diversified Growth & Income Trust;

8.	The Reorganization will not result in any dilution of shareholder or contract owner values; and

9.	The Reorganization not expected to be a taxable event for federal income tax purposes for contract owners.

Description of the Securities to Be Issued

JHVIT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or funds of JHVIT. The shares of JHVIT may be issued in four classes: Series I, Series II, Series III and NAV shares. Not all JHVIT Funds are currently authorized to or offer all classes of shares, and additional classes may be offered in the future. Currently, American Bond Trust has Series I, Series II and Series III shares issued and outstanding; Bond Trust has NAV shares issued and outstanding and intends to issue Series I and Series II shares in connection with the Reorganization; Core Diversified Growth & Income Trust has Series I, Series II, Series III and NAV shares issued and outstanding; and Lifestyle Growth Trust has Series I, Series II and NAV shares issued and outstanding. John Hancock USA, the sole shareholder of Series III and NAV shares of Core Diversified Growth & Income Trust, will redeem these shares prior to the Record Date and Lifestyle Growth Trust will not issue any Series III or NAV shares in connection with that Reorganization. The Acquiring Funds will issue Series I, Series II and NAV shares (as applicable) in connection with the Reorganizations. Each such share, when issued, will be fully paid and non-assessable and will have no preemptive rights. Series I, Series II and NAV shares may not be converted into shares of any other class.

Series I, Series II and NAV shares of the funds are the same except for differences in class expenses, including different Rule 12b-1 fees for Series I and Series II shares (see “Additional Information About the Funds — Rule 12b-1 Fees” below) and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of each fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which JHIMS as investment adviser to each Fund (except American Bond Trust) determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS’ determination is subject to ratification or approval by the Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;

(iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Other Matters Regarding Contract Holders of Series I Shares of the Acquired Funds

John Hancock USA and John Hancock NY have reported to JHVIT that immediately after the Reorganizations, in order to conform with the product features of certain variable life insurance policies, each insurer will, in the case of Series I shares issued by an Acquiring Fund in a Reorganization that are attributable to these particular policies, substitute for such Series I shares a number of NAV shares having an aggregate value equal to the substituted Series I shares. This substitution is to occur because the product features associated with these particular policies contemplate investment in NAV shares of JHVIT where available, and not Series I shares. This substitution will not occur for other John Hancock USA and John Hancock NY variable life insurance policies because the product features of these policies contemplate investment in Series I shares of JHVIT. This substitution will not result in any additional cost for the owners of the affected variable life insurance policies or for an Acquiring Fund.

Federal Income Tax Consequences

Dechert LLP expects to issue an opinion that each of the Reorganizations should be a tax free reorganization for federal tax purposes and that there should be no tax to either the Funds involved in a Reorganization nor the insurance company separate accounts. As a condition to the consummation of each Reorganization, JHVIT also will have received one or more opinions of Dechert LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the applicable Acquired Fund. For purposes of rendering its opinion, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHVIT will have verified as of the Effective Time of the applicable Reorganization.

Neither JHVIT nor the Acquired and Acquiring Funds have sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraph. The opinion(s) are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

CAPITALIZATION

The following tables show as of December 31, 2010 and with respect to each of Proposals 1 and 2: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization. The tables do not show the actual numbers of shares of the Acquiring Funds to be issued in connection with the Reorganizations which will depend upon the net asset value and number of shares outstanding of each Acquired and Acquiring Fund at the time of the Reorganizations. The tables also do not show the effect of any redemption of Series I shares and purchases of NAV shares expected to be effected by John Hancock USA and John Hancock NY immediately following the Reorganizations as described under “Information About the Reorganizations — Other Matters Regarding Contract Holders of Series I Shares of the Acquired Funds” above.

Proposal 1 (A)

				Net Asset
				Value	Shares
Funds		Net Assets		Per Share	Outstanding

(1) American Bond Trust
(Acquired Fund)	—Series I		$9,278,039	$12.08	768,040
	—Series II		$762,003,553	$12.08	63,089,727
	—Series III (B)		$199,034,633	$12.06	16,498,985

Total			$970,316,225		80,356,752

(2) Bond Trust
(Acquiring Fund)	—Series I	$	NA	NA	NA
	—Series II	$	NA	NA	NA
	—NAV		$5,369,102,654	$13.48	398,435,327

Total			$5,369,102,654		398,435,327

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and decrease in outstanding shares relative to net asset value upon the Reorganization	—Series I (B)		$(45,526)	$(0.00)	(1,816,940)
	—Series II		$(166,533)	$(0.00)	(6,573,627)
	—NAV	$	NA	$(0.00)	NA

Total			$(212,059)		(8,390,567)

(3) Bond Trust
(Acquiring Fund) (pro forma assuming combination of (1) and (2))	—Series I (B)		$208,267,146	$13.48	15,450,085(2)
	—Series II		$761,837,020	$13.48	56,516,100
	—NAV		$5,369,102,654	$13.48	398,435,327

Total			$6,339,206,820		470,401,512

(A)	The expenses of the Reorganization under Proposal 1 will be borne by the Acquired Fund.

(B)	For purposes of the Reorganization, Series III shares of American Bond Trust (Acquired Fund) shall be deemed to correspond to Series I shares of Bond Trust (Acquiring Fund).

Proposal 2 (A)

			Net Asset
			Value	Shares
Funds		Net Assets	Per Share	Outstanding

(1) Core Diversified Growth & Income Trust
(Acquired Fund)	—Series I	$2,406,626	$12.12	198,519
	—Series II	719,206	$12.12	59,326
	—Series III (B)	103,914	$12.12	8,577
	—NAV(B)	104,435	$12.11	8,625

Total		$3,334,181		275,047

(2) Lifestyle Growth Trust
(Acquiring Fund)	—Series I	$741,932,467	$11.42	64,961,116
	—Series II	$13,185,787,674	$11.40	1,156,829,806
	—NAV	$405,395,557	$11.43	35,458,885

Total		$14,333,115,698		1,257,249,807

Reduction in net assets to reflect: (i) the redemption of all Series III and NAV shares prior to the Record Date; (ii) the estimated expenses of the Reorganization; and (iii) change in outstanding shares relative to net asset value upon the Reorganization	—Series I	$(45,431)	$(0.23)	8,241
	—Series II	$(13,577)	$(0.23)	2,571
	—Series III	$(103,914)	$(0.23)	(8,577)
	—NAV	$(104,435)	$(0.24)	(8,625)

Total		$(267,357)		(6,390)

(3) Lifestyle Growth Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))	—Series I	$744,293,662	$11.42	65,167,876

	—Series II	$13,186,493,303	$11.40	1,156,891,703
	—NAV	$405,395,557	$11.43	35,458,885

Total		$14,336,182,522		1,257,518,464

(A)	The expenses of the Reorganization under Proposal 2 will be borne by the Acquired Fund. However, because of the obligation of JHIMS to reimburse certain expenses of Core Diversified Growth & Income Trust, JHIMS, and not Core Diversified Growth & Income Trust will ultimately bear all of the expenses of the Reorganization (other than any related brokerage commissions and other transaction costs, if any).

(B)	John Hancock USA, the sole shareholder of Series III and NAV shares of Core Diversified Growth & Income Trust, will redeem these shares prior to the Record Date.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Other Permitted Investments by the Funds of Funds

A fund of funds† may directly:

•	Purchase U.S. government securities and short-term paper.

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same “group of investment companies” as that term is defined in Section 12 of the 1940 Act.

•	Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the adviser to the fund, including ETFs.

•	Invest in domestic and foreign equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

•	Invest in domestic and foreign fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

•	Purchase securities of registered closed-end investment companies.

•	Invest up to 15% of its net assets in illiquid securities of entities such as limited partnerships and other pooled investment vehicles, such as hedge funds.

•	Make short sales of securities (borrow and sell securities not owned by the fund with the prior approval of the adviser’s Complex Securities Committee), either to realize appreciation when a security that the fund does not own declines in value or as a hedge against potential declines in the value of a fund security.

•	Invest in qualified publicly traded partnerships, including qualified publicly traded partnerships that invest principally in commodities or commodities-linked derivatives (with the prior approval of the adviser’s Complex Securities Committee).

      † The funds of funds are Core Diversified Growth & Income Trust and Lifestyle Growth Trust (collectively, the “funds of funds”).

A fund of funds may use various investment strategies such as hedging and other related transactions. For example, a fund of funds may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the fund. In addition, these strategies may be used to gain exposure to a particular security or securities market. A fund of funds also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to “Hedging and Other Strategic Transactions Risk” in the SAI.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a regulated investment company, a fund of funds is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Adviser’s Complex Securities Committee. See “Additional Information Concerning Taxes” in the SAI.

Principal Risks of Investing in the Funds

The principal risks of investing in the Acquired and Acquiring Funds are further described below. Unless otherwise indicated below or in the fund descriptions above, the Acquired and Acquiring Funds may invest directly or indirectly (i.e., through investments in underlying funds) in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Active management risk

A fund that relies on its manager’s ability to pursue the fund’s goal is subject to management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Asset allocation risk

Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the sub-adviser may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.

Changing distribution levels risk

The amount of the distributions paid by a fund generally depends on the amount of income and/or dividends received by the fund on the securities it holds. A fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the fund receives from its investments decline.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than its common stock.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives and other strategic transactions risk”), or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated “Ba” or lower by Moody’s or “BB” or lower by Standard & Poor’s (“S&P”), or “determined” by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub- divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions, and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Economic and market events risk

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. Government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filings of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Value Investing Risk.  Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  Certain equity securities (generally referred to as growth securities) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange traded funds (“ETFs”) risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-Rate Risk.  Fixed-income securities, including those backed by the U.S. Treasury or the full faith and credit of the U.S. government, are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit Quality Risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-Grade Fixed-Income Securities in the Lowest-Rating Category Risk.  Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-Rated Fixed-Income Securities Risk and High-Yield Securities Risk.  Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called “junk bonds”). The general risks of investing in these securities are as follows:

•	Risk to Principal and Income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price Volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities.

Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on Subadviser’s Own Credit Analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional Risks Regarding Lower-Rated Corporate Fixed-Income Securities.  Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower-Rated Foreign Government Fixed-Income Securities.  Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of Principal.  Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include the suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging Markets Risk.  Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest rate risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used to efficiently adjust the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Hybrid instrument risk

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmark for the hybrid instrument or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Hybrid instruments may bear interest or pay preferred dividends at below-market (or even relatively nominal) rates. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities.

Index management risk

Certain factors may cause a fund that is an index fund to track its target index less closely. For example, a subadviser may select securities that are not fully representative of the index, and the fund’s transaction expenses and the size and timing of its cash flows, may result in the fund’s performance being different than that of its index. Moreover, the fund will generally reflect the performance of its target index even when the index does not perform well.

Industry or sector investing risk

When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector.

Banking Risk.  Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Industry Risk.  A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes.

Health Sciences Risk.  Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Insurance Risk.  Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies Risk.  Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Technology Related Risk.  A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Medium and smaller company risk.”

Utilities Risk.  Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Lower-rated fixed-income securities risk

Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to the same risks as other fixed-income securities but have greater credit quality risk and may be considered speculative. In addition, lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Master-feeder fund structure risk (American Bond Trust only)

American Bond Trust operates as a “feeder fund,” which means it invests all of its assets in another mutual fund, the Master Bond Fund. American Bond Trust has the same investment objective and limitations as the Master Bond Fund.

Under the master-feeder structure, American Bond Trust may withdraw its investment in the Master Bond Fund if the fund’s Board determines that it is in the best interests of the fund and its shareholders to do so. Any such withdrawal could result in an in-kind distribution of portfolio securities to the fund (as opposed to a cash distribution from the Master Bond Fund). The fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the fund. Upon any such withdrawal the Board would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity, having JHIMS manage the fund’s assets either directly or with a subadviser, or taking other appropriate action.

Because the fund invests all of its assets in the Master Bond Fund, the fund and its shareholders bear the fees and expenses of the fund and the Master Bond Fund, with the result that the fund’s expenses may be higher than those of other mutual funds that invest directly in securities. The Master Bond Fund has other shareholders, each of which pay their proportionate share of the Master Bond Fund’s expenses. However, other investors in the Master Bond Fund may bear different expenses and sales charges than the fund, which would result in differences in returns received by those investors. As shareholders of the Master Bond Fund, feeder funds, including the fund, vote on matters pertaining to the Master Bond Fund. Feeder funds with a greater pro rata ownership in the Master Bond Fund could have effective voting control of the operations of the Master Bond Fund. Large-scale inflows or outflows of assets triggered by another feeder fund may make the investment program of the Master Bond Fund difficult to implement and could adversely affect its and American Bond Trust’s performance. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the fund.

CRMC serves as investment adviser to the Master Bond Fund. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. Information about the Master Bond Fund and CRMC is based on information provided by CRMC or derived from the Master Bond Fund’s prospectus.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Mortgage-backed and asset-backed securities risk

Mortgage-Backed Securities.  Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not to the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations.  A fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities.  Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Short sales risk

Certain funds may make short sales of securities. This means a fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A fund generally borrows the security to deliver to the buyer in a short sale. The fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security. A fund may also make short sales “against the box.” In a short sale against the box, at the time of sale, the fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a fund closes its short position or replaces a borrowed security, a fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

Principal Risks of Investing in Core Diversified Growth & Income Trust and Lifestyle Growth Trust

The principal risks of investing in Core Diversified Growth & Income Trust and Lifestyle Growth Trust are described further above and below.

Fund of funds risk

A fund’s ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving the fund’s objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds’ ability to meet their investment objectives. There can be no assurance that either the fund or the Underlying Funds will achieve their investment objectives. A fund is subject to the same risks as the Underlying Funds in which it invests. Each fund invests in Underlying Funds that invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent that a fund invests in these securities directly or engages in hedging and other strategic transactions, the fund will be subject to the same risks. As a fund’s asset mix becomes more conservative, the fund becomes more susceptible to risks associated with fixed-income securities.

Target allocation risk (Lifestyle Growth Trust only)

Lifestyle Growth Trust has target allocations between equity and fixed income securities. When this fund has a greater asset mix of equity securities it will be less conservative and have more equity securities risk exposure. These risks are explained under “Equity securities risk.” The risks associated with fixed income and short-term fixed income securities are explained under “Interest Rate Risk,” “Credit and Counterparty Risk” and “Lower Rated Fixed Income

Additional Information About the Funds’ Investment Policies

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

CRMC, Subadvisers and Portfolio Managers

Set forth below, alphabetically by name, is information about CRMC, the subadvisers and the portfolio managers for the Acquired and Acquiring Funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or change the subadvisory fee of an affiliated subadviser without shareholder approval. Depending on the specific circumstances, however, the funds may rely on certain SEC staff no-action positions to appoint an affiliated subadviser without shareholder approval.

CRMC (American Bond Trust)

CRMC manages the Master Bond Fund, the master fund in which American Bond Fund invests. CRMC is located at 333 South Hope Street, Los Angeles, California 90071. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc. CRMC has been providing investment management services since 1931. CRMC manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis. CRMC uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund’s objective(s) and policies and by the oversight of the appropriate investment-related committees of CRMC and its investment divisions. In addition, CRMC’s investment analysts make investment decisions with respect to a portion of a fund’s portfolio. The primary individual portfolio counselors for the Master Bond Fund are:

David C. Barclay	Managed the Master Bond Fund since 1997.
Senior Vice
President — Fixed Income, CRMC
Investment professional for 30 years in total; 23 years with CRMC or affiliate.

Mark H. Dalzell	Managed the Master Bond Fund since 2004.
Senior Vice
President — Fixed Income, CRMC
Investment professional for 33 years in total; 23 years with CRMC or affiliate
David A. Hoag	Managed the Master Bond Fund since 2006.
Senior Vice
President — Fixed Income, CRMC
Investment professional for 23 years in total; 20 years with CRMC or affiliate
Thomas H. Hogh	Managed the Master Bond Fund since 2006.
Senior Vice
President — Fixed Income, CRMC
Investment professional for 24 years in total; 21 years with CRMC or affiliate

John Hancock Asset Management (US) (Bond Trust, Core Diversified Growth & Income Trust, and Lifestyle Growth Trust)

John Hancock Asset Management a division of Manulife Asset Management (US) LLC, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of the Adviser. JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Fund	Portfolio Managers
Bond Trust	•	Howard C. Greene. Senior Vice President; joined John Hancock Asset Management in 2002; previously a Vice President of Sun Life Financial Services Company of Canada.
	•	Jeffrey N. Given. Vice President; joined John Hancock Asset Management in 1993.
Core Diversified Growth & Income Trust	•	Bob Boyda. Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management; joined John Hancock Asset Management in 2009.
Lifestyle Growth Trust	•	Steve Medina. Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management; joined John Hancock Asset Management, LLC in 2009.

John Hancock Asset Management (North America) (Core Diversified Growth & Income Trust and Lifestyle Growth Trust)

John Hancock Asset Management (North America) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of JHVIT for which it is the subadviser as well as other portfolios advised by the Adviser. John Hancock Asset Management (North America) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited, collectively known as Manulife Financial. The address of Manulife Asset Management, Ltd is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Fund	Portfolio Managers
Core Diversified Growth & Income Trust	•	Steve Orlich. Senior Managing Director and Senior Portfolio Manager. He joined John Hancock Asset Management (North America) in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.
Lifestyle Growth Trust	•	Scott Warlow. Managing Director; joined John Hancock Asset Management (North America) in 2002. He is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation.

QS Investors (Lifestyle Growth Trust)

QS Investors is a Delaware limited liability company located at 880 Third Avenue, 7th Floor New York, NY 10022. QS Investors is 100% employee-owned with its managing members, Janet Campagna, James Norman, Rosemary Macedo, Marco Veissid and Robert Wang, having a controlling interest in the firm. A majority of the managing members are former members of DIMA’s Quantitative Strategies Group that previously provided services to the Lifestyle Growth Trust.

Fund	Portfolio Managers

Lifestyle Growth Trust	•	Russell Shtern, CFA Portfolio Manager. Prior to joining QS Investors in 2010, Russell Shtern managed the fund as Vice President and Portfolio Manager for Active Quantitative Equity at DIMA. Mr. Shtern joined DIMA in 1999 as a trader’s assistant on the options and equity swaps desk.
	•	Robert Wang. Head of Portfolio Implementation. Prior to joining QS Investors in 2010, Mr. Wang managed the fund as Managing Director and Global Head of Quantitative Strategies Portfolio Management at DIMA. Mr. Wang joined DIMA in 1995 as a senior fixed-income portfolio manager.

Rule 12b-1 Fees

JHVIT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for Series I, Series II, and Series III shares of each of the funds (as applicable). NAV shares are not subject to Rule 12b-1 fees.

Acquired Funds

Currently, Series I and Series II shares of American Bond Trust are subject to Rule 12b-1 fees of 0.60% and 0.75% of Series I and Series II share average daily net assets, respectively. Series I and Series II shares of Core Diversified Growth & Income Trust are subject to Rule 12b-1 fees of 0.35% and 0.55% of Series I and Series II share average daily net assets, respectively. Series III shares of American Bond Trust and Core Diversified Growth & Income Trust are subject to Rule 12b-1 fees of 0.25% and 0.15% of Series III share average daily net assets of each respective Acquired Fund.

Acquiring Funds

Series I and Series II shares of the Acquiring Funds are subject to Rule 12b-1 fees of 0.05% and 0.25% of Series I and Series II share average daily net assets, respectively.

Rule 12b-1 fees will be paid to the JH Distributors or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Adviser and the Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).

Shares of each fund are so offered continuously, without sales charge, and are sold and redeemed at a price equal to their net asset value (NAV) next computed after a purchase payment or redemption request is received. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHVIT.

Due to differences in tax treatments and other considerations, the interests of holder of variable annuity and variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Calculation of NAV.  The NAV of each fund’s share class is determined once daily as of the close of regular trading of the NYSE (typically 4:00 p.m., Eastern Standard Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

Each share class of each fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of Securities.  Except as noted below, securities held by a fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investments companies held by a fund are valued based on the NAV of the underlying fund.

Fair Valuation of Securities.  If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to a fair value a security, a fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market, and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that is no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price that a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadviser’s ability to effectively manage a fund in accordance with its investment objective and policies) and dilute the interest in a fund held for long-term investment (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading, and JHVIT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures applied to transactions by variable contract owners and adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment, i.e., Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHVIT; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading and the restrictions on Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2. funds with significant investments in high yield securities that are infrequently traded; and

3. funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Tax Matters

The following is a summary of some important tax issues that affect JHVIT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHVIT or the funds. More information about taxes is located in the SAI under the heading — “Additional Information Concerning Taxes.” You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts  JHVIT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Code and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHVIT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts  Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHVIT, including the application of state and local taxes.

Foreign Investments  When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHVIT.

Tax Implications for Insurance Contracts With Investments Allocated to JHVIT  For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHVIT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The

Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The SAI contains a description of JHVIT’s policies and procedures regarding disclosure of fund portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings.”)

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC-registered separate accounts may use JHVIT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock USA and John Hancock NY (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHVIT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHVIT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHVIT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHVIT

JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHVIT that operate as funds of funds and invest in other JHVIT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of JHVIT were legally owned by John Hancock USA, John Hancock NY (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHVIT but rather with the subadviser to each Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHVIT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, NY 10595. Each of John Hancock USA and John Hancock NY is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of Manulife is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The number of votes eligible to be cast at the Meeting or outstanding with respect to each fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHVIT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy, in each case if received by JHVIT by October 3, 2011. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals.

Quorum; Definition of a Majority of Outstanding Voting Securities.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHVIT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHVIT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I, Series II, Series III and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHVIT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares for which voting instructions are not timely received will nevertheless be voted in proportion to votes each of John Hancock USA and John Hancock NY receives, all shares will be voted at the meeting and thus the presence of a quorum is assured.

Abstentions.  Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.  With respect to the Reorganization of each Acquired Fund and its corresponding Acquiring Fund, the costs of the preparation of these proxy materials and their distribution will be borne by the Acquired Funds. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHVIT, the Adviser or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.

Fund Voting.  There will be a separate vote of each Acquired Fund. Shares of an Acquired Fund will vote in the aggregate, and not by class of shares, with respect to the proposal applicable to that fund.

Solicitation of Proxies and Voting Instructions

JHVIT is soliciting proxies from the shareholders of the Acquired Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts which are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Funds to be voted at the Meeting and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Funds held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHVIT will vote shares of the Acquired Funds held by a Fund of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in that Acquired Fund. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Acquired Funds

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, Series III and NAV shares (as applicable) of each Acquired Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

	Share	Number of	Percentage of Shares Held by
Acquired Fund	Class	Eligible Votes	JH USA	JH NY	Funds of Funds*

American Bond Trust	Series I	658,924	97.98%	2.02%	0%
	Series II	57,661,617	87.40%	12.60%	0%
	Series III	18,223,334	99.63%	0.37%	0%
Core Diversified Growth & Income Trust	Series I	281,351	66.30%	33.70%	0%
	Series II	59,819	100%	0%	0%
	Series III	0	0%	0%	0%
	NAV	0	0%	0%	0%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHVIT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Acquired Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquired Funds.

Acquiring Funds

As of the Record Date, the number of shares outstanding with respect to Series I, Series II and NAV shares (as applicable) of each Acquiring Fund, and the percentage ownership thereof by each of John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

		Number of
	Share	Outstanding	Percentage of Shares Held by
Acquiring Fund	Class	Shares	JH USA	JH NY	Funds of Funds*

Bond Trust	Series I	0	0%	0%	0%
	Series II	0	0%	0%	0%
	NAV	382,253,473	0%	0%	100%

		Number of
	Share	Outstanding	Percentage of Shares Held by
Acquiring Fund	Class	Shares	JH USA	JH NY	Funds of Funds*

Lifestyle Growth Trust	Series I	64,722,709	97.25%	2.75%	0%
	Series II	1,110,498,314	92.54%	7.46%	0%
	NAV	37,485,857	96.13%	3.87%	0%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, to the knowledge of JHVIT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Acquiring Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquiring Funds.

FINANCIAL STATEMENTS

The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2010 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The financial highlights of the Acquired and Acquiring Funds as of December 31, 2010 are included in Appendix B to this Proxy Statement/Prospectus.

JHVIT will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2010 and its Semi-Annual Report for the six-month period ended June 30, 2010, to any shareholder or contract owner upon request. To obtain a report, please contact JHVIT by calling 1-800-344-1029 or by writing to JHVIT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Charles Rizzo. JHVIT’s Semi-Annual Report for the six-month period ended June 30, 2011, is expected to be mailed to shareholders on or about September 1, 2011. JHVIT’s Annual Report for the fiscal year ended December 31, 2010 was mailed to shareholders on or about March 1, 2011.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

August 23, 2011
Boston, Massachusetts

It is important that voting instructions be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the Voting Instructions Form and return it in the enclosed envelope.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this  day of          , 20  , by John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its corresponding “Acquiring Fund” listed below, all of which are separate series or funds of JHVIT, and, for purposes of Sections 1(a)(ii) and 9 of the Plan only, by John Hancock Investment Management Services, LLC (“JHIMS”), the investment adviser to JHVIT:

Acquired Fund	Corresponding Acquiring Fund

Core Diversified Growth & Income Trust	Lifestyle Growth Trust
American Bond Trust	Bond Trust

This Plan shall be deemed to be a separate agreement by JHVIT on behalf of each Acquired Fund and its corresponding Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the “Acquired Fund” and the “Acquiring Fund.”

WHEREAS, JHVIT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all assets, known or unknown, fixed or contingent, subject to all of the liabilities, known or unknown, fixed or contingent, of the Acquired Fund in exchange for Series I, Series II and NAV (as applicable) voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the “Reorganization”); and

WHEREAS, the Board of Trustees of JHVIT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHVIT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1.	Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHVIT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all known or unknown, fixed or contingent assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and other assets). In consideration thereof, JHVIT on behalf of the Acquiring Fund will (A) assume and pay, all of the known or unknown, fixed or contingent obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV (as applicable) shares of beneficial interest of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II, Series III and NAV shares (as applicable) of capital stock, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHVIT at the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof) shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest. For purposes of this Plan, and this Section 1(a)(i) in particular, Class III shares of American Bond Trust (Acquired Fund) shall be deemed to correspond to Class I shares of Bond Trust (Acquiring Fund).

(ii) JHIMS has advised JHVIT that, (A) in the case of American Bond Trust (Acquired Fund), which is a feeder fund that invests all of its investment assets in a series of American Fund Insurance Series (the “Underlying Fund”), it is anticipated that the Acquired Fund may redeem all of its shares of the Underlying Fund pro rata in kind prior to the Reorganization and, because of significant differences between the holdings of the Underlying Fund and the corresponding Acquiring Fund, Bond Trust (Acquiring Fund), a fund officer may direct the purchase and sale of Acquired Fund securities so that its portfolio holdings will consist of cash or securities that more closely reflect those of the Acquiring Fund, and (B) in the case of Core Diversified Growth & Income Trust (Acquired Fund), which is a fund of funds that invests primarily in other funds and investment companies, it is anticipated that the Acquired Fund may redeem its portfolio securities in a series of cash redemptions prior to the

Reorganization, and the cash proceeds may be contributed to Lifestyle Growth Trust (Acquiring Fund) in connection with the Reorganization.

(iii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II, Series III and NAV shares (as applicable) of the Acquired Fund, will receive, respectively, the corresponding Series I, Series II and NAV shares of the Acquiring Fund.1 Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Acquired Fund shares as such.

(iv) As soon as practicable after the Effective Time of the Reorganization, JHVIT shall take all the necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered; (B) October 28, 2011 and (C) such later day as any one or more of the officers of JHVIT may determine.

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

(iii) In the event that on the proposed Exchange Date: (A) the NYSE shall be closed to trading or trading thereon shall be restricted or (B) trading or the reporting of

1 See Section 1.1(a)(i). Class III shares of American Bond Trust (Acquired Fund) shall be deemed to correspond to Class I shares of Bond Trust (Acquiring Fund).

trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of Series I, Series II and NAV shares (as applicable) of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II and NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHVIT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHVIT’s Declaration of Trust or By-laws and then current prospectus and statement of additional information.

(ii) The number of Series I, Series II and NAV shares (as applicable) of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares (as applicable) of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.	Representations and Warranties of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHVIT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHVIT is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHVIT dated May 2, 2011, as supplemented, and the current statement of additional information of JHVIT dated May 2, 2011, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHVIT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2010, which have been audited by the independent registered public accounting firm retained by JHVIT, and the financial statements of the Acquiring Fund for the six months ended June 30, 2011, which have not been audited, in each case fairly present the financial position of the Acquiring Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization.  The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHVIT could, under certain circumstances, be held personally liable for the obligations of such Fund).

(g) Authority Relative to this Plan.  JHVIT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHVIT’s Board of Trustees and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities.  There are no known liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to June 30, 2011 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change.  Since June 30, 2011, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened which, if adversely determined, would materially and adversely affect the Acquiring Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts.  No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHVIT is subject.

(l) Taxes.  All federal and other income tax returns of the Acquiring Fund required to be filed by JHVIT have been filed for all taxable years to and including December 31, 2010, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.	Representations and Warranties of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc.  JHVIT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company.  JHVIT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents.  The current prospectus of JHVIT dated May 2, 2011, as supplemented, and the current statement of additional information of JHVIT dated May 2, 2011, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization.  JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHVIT could, under certain circumstances, be held personally liable for the obligations of such Fund). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHVIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible by their terms into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVIT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements.  The financial statements of the Acquired Fund for the fiscal year ended December 31, 2010, which have been audited by the independent registered public accounting firm retained by JHVIT, and the financial statements of the Acquired Fund for the six months ended June 30, 2011, which have not been audited, in each case fairly present the financial position of the Acquired Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f) Authority Relative to this Plan.  JHVIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHVIT’s Board of Trustees and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities.  There are no known liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s financial statements and liabilities incurred in the ordinary course of business subsequent to June 30, 2011 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change.  Since June 30, 2011, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i) Litigation.  There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened which, if adversely determined, would materially and adversely affect the Acquired Fund’s assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts.  JHVIT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHVIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes.  All federal and other income tax returns of the Acquired Fund required to be filed by JHVIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2010, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required.  Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.	Covenants of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund covenants to the following:

(a) Registration Statement.  On behalf of the Acquiring Fund, JHVIT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”) and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) included therein, as amended or supplemented by any amendments or supplements filed by JHVIT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization.  JHVIT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.	Covenants of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund covenants to the following:

(a) Meeting of the Acquired Fund’s Shareholders.  JHVIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities.  With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVIT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVIT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement.  In connection with the preparation of the Registration Statement, JHVIT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHVIT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHVIT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization.  JHVIT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course.  Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits.  As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVIT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6.	Conditions Precedent to Obligations of JHVIT on Behalf of the Acquired Fund

The obligations of JHVIT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations.  With respect to the Acquiring Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since June 30, 2011.

(c) Regulatory Approval.  The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinions.  JHVIT shall have received one or more opinions of Dechert LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering its opinion, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHVIT will have verified as of the Effective Time of the Reorganization.

7.	Conditions Precedent to Obligations of JHVIT on Behalf of the Acquiring Fund

The obligations of JHVIT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders.  The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations.  With respect to the Acquired Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2010.

(c) Portfolio Securities.  All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval.  The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains.  JHVIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions.  JHVIT shall have received the Tax Opinions.

(g) Financial Statements.  The financial statements of JHVIT for the fiscal year ended December 31, 2010 shall have been audited by the independent registered public accounting firm retained by JHVIT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHVIT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2010.

8.	Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a) Amendments.  JHVIT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof. Notwithstanding the foregoing, this Plan may be deemed to be amended as provided in Section 12 hereof.

(b) Waivers.  At any time prior to the Effective Time of the Reorganization, JHVIT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c) Termination.  This Plan may be terminated by JHVIT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHVIT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

(d) Unless JHVIT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on October 28, 2012 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival.  No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.	Expenses

With respect to each Acquired Fund and its corresponding Acquiring Fund, the expenses of the Reorganization will be borne by the Acquired Fund. If the Reorganization is not consummated as to a Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10.	Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHVIT notwithstanding any investigation made by such party or on its behalf.

11.	Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHVIT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Variable Insurance Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHVIT must look solely to JHVIT’s property for the enforcement of any claims against JHVIT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHVIT. No Fund of JHVIT shall be liable for claims against any other Fund of JHVIT.

12.	Conversion to Limited Liability Company.

In the event that, prior to the filing of the Registration Statement with the Commission, the effective date thereof or the Effective Time of the Reorganization, JHVIT converts from a Massachusetts business trust to a Delaware limited liability company, to be known as John Hancock Variable Insurance Portfolios, LLC (“JHVIP”), pursuant to a Plan of Conversion approved by shareholders of JHVIT and in accordance with the provisions of Section 18-214 of the Delaware Limited Liability Company Act, then this Plan shall be deemed to be the Plan of JHVIP and to be amended as necessary or appropriate for such purpose, including as follows:

(a) References to, representations by and covenants of JHVIT (including representations by JHVIT that it is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts) shall be deemed to be, respectively, references to, representations by and covenants of JHVIP (including representations by JHVIP that it is a Delaware limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware);

(b) The Acquired Funds and their corresponding Acquiring Funds shall be deemed to be the following:

Acquired Fund	Corresponding Acquiring Fund

Core Diversified Growth & Income Fund	Lifestyle Growth Fund
American Bond Fund	Bond Fund

(c) References to the “shares” or “shares of beneficial interest, par value $.01 per share,” of JHVIT or the Acquired or Acquiring Funds shall be deemed to be references to “shares” or “shares of limited liability company interest, without par value,” of JHVIP or the Acquired or Acquiring Funds;

(d) References to the Board of Trustees and officers of JHVIT shall be deemed to be references to, respectively, the Board of Directors and officers of JHVIP;

(e) References to the Declaration of Trust and Bylaws of JHVIT and to the “laws of Massachusetts” (or the “laws of the Commonwealth of Massachusetts”) or “Massachusetts law” shall be deemed to be, respectively, references to the Limited Liability Company Operating Agreement of JHVIP and to the “laws of Delaware” (or the “laws of the State of Delaware”) or “Delaware law,” including for purposes of Section 11(c) of the Plan;

(f) Section 11(e) of the Plan shall be deemed to be deleted; and

(g) the individuals executing this Plan in their capacities as authorized officers of JHVIT shall be deemed to have executed this Plan in their capacities as authorized officers of JHVIP.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK VARIABLE INSURANCE TRUST,
on behalf of each Acquired Fund

BY:
Name:
Title:

JOHN HANCOCK VARIABLE INSURANCE TRUST,
on behalf of each Acquiring Fund

BY:
Name:
Title:

For purposes of Sections 1(a)(ii) and 9 of this Plan only:

JOHN HANCOCK INVESTMENT
MANAGEMENT SERVICES, LLC

BY:
Name:
Title:

Appendix B

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired and Acquiring Funds are intended to help investors understand the financial performance of each Fund for the past five years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2010 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

AMERICAN BOND TRUST

John Hancock Variable Insurance Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

													Ratios and Supplemental Data
	Income (loss) from												Ratios to Average Net Assets
	Investment Operations												Expenses		Expenses
	Net Asset	Net		Net Realized and		Less Distributions				Net Asset			Before		Including
	Value,	Investment		Unrealized	Total from	From Net				Value,			Reductions		Reductions		Net		Net
	Beginning	Income		Gain (Loss)	Investment	Investment	From Net	From Capital	Total	End of	Total		and Amounts		and Amounts		Investment		Assets,	Portfolio
	of Period	(Loss)		on Investments	Operations	Income	Realized Gain	Paid-in	Distributions	Period	Return		Recaptured		Recaptured		Income (Loss)		End of	Turnover
Period Ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		Period	(%)
																			(In millions)

Series I
12-31-2010	11.70	0.30	[1,2]	0.40	0.70	(0.32)	—	—	(0.32)	12.08	6.03	[3]	0.63	[4]	0.62	[4]	2.42	[2]	9	17
12-31-2009	10.70	0.30	[1,2]	1.01	1.31	(0.31)	—	—	(0.31)	11.70	12.21		0.63	[4]	0.63	[4]	2.64	[2]	10	11
12-31-2008	13.13	0.68	[1,2]	(1.91)	(1.23)	(1.18)	(0.02)	—	(1.20)	10.70	(9.72)		0.55	[4]	0.55	[4]	5.57	[2]	9	121
12-31-2007	13.32	1.04	[1,2]	(0.65)	0.39	(0.58)	— [5]	—	(0.58)	13.13	2.96		0.37	[4]	0.37	[4]	7.85	[2]	10	4
12-31-2006	12.50	0.35	[1,2]	0.47	0.82	—	—	—	—	13.32	6.56		0.38	[6]	0.38	[6]	2.73	[2]	2	1
Series II
12-31-2010	11.69	0.29	[1,2]	0.41	0.70	(0.31)	—	—	(0.31)	12.08	5.97	[3]	0.77	[4]	0.77	[4]	2.35	[2]	762	17
12-31-2009	10.70	0.30	[1,2]	0.98	1.28	(0.29)	—	—	(0.29)	11.69	11.92		0.78	[4]	0.78	[4]	2.64	[2]	780	11
12-31-2008	13.12	0.58	[1,2]	(1.83)	(1.25)	(1.15)	(0.02)	—	(1.17)	10.70	(9.82)		0.70	[4]	0.70	[4]	4.67	[2]	665	121
12-31-2007	13.30	1.06	[1,2]	(0.70)	0.36	(0.54)	— [5]	—	(0.54)	13.12	2.76		0.52	[4]	0.52	[4]	7.97	[2]	996	4
12-31-2006	12.49	0.41	[1,2]	0.40	0.81	—	—	—	—	13.30	6.49		0.53	[6]	0.53	[6]	3.24	[2]	550	1
Series III
12-31-2010	11.68	0.41	[1,2]	0.34	0.75	(0.37)	—	—	(0.37)	12.06	6.41	[3]	0.27	[4]	0.27	[4]	3.32	[2]	199	17
12-31-2009	10.70	0.53	[1,2]	0.80	1.33	(0.35)	—	—	(0.35)	11.68	12.46		0.28	[4]	0.28	[4]	4.64	[2]	137	11
12-31-2008[7]	13.19	1.89	[1,2]	(3.14)	(1.25)	(1.22)	(0.02)	—	(1.24)	10.70	(9.76)[8]		0.30	[4,9]	0.30	[4,9]	16.52	[2,9]	19	121

1	Based on the average daily shares outstanding.
2	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% — 0.80%, 0.29% — 0.82%, 0.25% — 0.73% and 0.33% — 0.89%, based on the mix of underlying funds held by the fund for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.
5	Less than ($0.005) per share.
6	Does not include expenses of the investment companies in which the fund invests.
7	The inception date for Series III shares is 1-2-08.
8	Not annualized.
9	Annualized.

BOND TRUST

John Hancock Variable Insurance Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

Ratios and Supplemental Data
	Income (loss) from													Ratios to Average Net Assets
	Investment Operations													Expenses		Expenses
	Net Asset	Net		Net Realized and		Less Distributions					Net Asset			Before		Including
	Value,	Investment		Unrealized	Total from	From Net					Value,			Reductions		Reductions		Net		Net
	Beginning	Income		Gain (Loss)	Investment	Investment	From Net		From Capital	Total	End of	Total		and Amounts		and Amounts		Investment		Assets,	Portfolio
	of Period	(Loss)		on Investments	Operations	Income	Realized Gain		Paid-in	Distributions	Period	Return		Recaptured		Recaptured		Income (Loss)		End of	Turnover
Period Ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)		(%)		(%)		(%)		Period	(%)
(In millions)

Bond Trust
NAV
12-31-2010	12.88	0.40	[1]	0.46	0.86	(0.26)	—	[2]	—	(0.26)	13.48	6.65	[3]	0.62		0.62		2.99		5,369	99	[4]
12-31-2009[5]	12.50	0.18	[1]	0.23	0.41	(0.03)	—		—	(0.03)	12.88	3.24	[3,6]	0.67	[7]	0.67	[7]	3.31	[7]	1,429	67

1	Based on the average daily shares outstanding.
2	Less than ($0.005) per share.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 145% for 12-31-10.
5	The inception date for NAV shares is 7-29-09.
6	Not annualized.
7	Annualized.

CORE DIVERSIFIED GROWTH & INCOME TRUST

John Hancock Variable Insurance Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

													Ratios and Supplemental Data
	Income (loss) from												Ratios to Average Net Assets
	Investment Operations												Expenses		Expenses
	Net Asset	Net		Net Realized and		Less Distributions				Net Asset			Before		Including
	Value,	Investment		Unrealized	Total from	From Net				Value,			Reductions		Reductions		Net		Net
	Beginning	Income		Gain (Loss)	Investment	Investment	From Net	From Capital	Total	End of	Total		and Amounts		and Amounts		Investment		Assets,		Portfolio
	of Period	(Loss)		on Investments	Operations	Income	Realized Gain	Paid-in	Distributions	Period	Return		Recaptured		Recaptured		Income (Loss)		End of		Turnover
Period Ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		Period		(%)
																			(In millions)

Core Diversified Growth & Income Trust
Series I
12-31-2010	11.15	0.23	[1,2]	0.97	1.20	(0.17)	(0.06)	—	(0.23)	12.12	10.82	[3]	2.54	[4]	0.47	[4]	2.03	[2]	2		27
12-31-2009	8.71	0.74	[1,2]	1.88	2.62	(0.18)	—	—	(0.18)	11.15	30.07	[3]	5.91	[4]	0.51	[4]	7.06	[2]	1		157
12-31-2008[5]	12.50	0.23	[1,2]	(3.79)	(3.56)	(0.23)	—	—	(0.23)	8.71	(28.43)[3,6]		5.68	[4,7]	0.66	[4,7]	4.41	[2,7]	—	[8]	7
Series II
12-31-2010	11.15	0.15	[1,2]	1.03	1.18	(0.15)	(0.06)	—	(0.21)	12.12	10.61	[3]	2.74	[4]	0.67	[4]	1.29	[2]	1		27
12-31-2009	8.71	0.14	[1,2]	2.46	2.60	(0.16)	—	—	(0.16)	11.15	29.87	[3]	6.06	[4]	0.77	[4]	1.47	[2]	1		157
12-31-2008[5]	12.50	0.22	[1,2]	(3.79)	(3.57)	(0.22)	—	—	(0.22)	8.71	(28.49)[3,6]		5.83	[4,7]	0.82	[4,7]	4.26	[2,7]	1		7
Series III
12-31-2010	11.14	0.19	[1,2]	1.05	1.24	(0.20)	(0.06)	—	(0.26)	12.12	11.12	[3]	2.31	[4]	0.27	[4]	1.69	[2]	—	[8]	27
12-31-2009	8.71	0.19	[1,2]	2.46	2.65	(0.22)	—	—	(0.22)	11.14	30.42	[3]	5.56	[4]	0.29	[4]	1.96	[2]	—	[8]	157
12-31-2008[5]	12.50	0.25	[1,2]	(3.79)	(3.54)	(0.25)	—	—	(0.25)	8.71	(28.27)[3,6]		5.33	[4,7]	0.31	[4,7]	4.77	[2,7]	—	[8]	7
NAV
12-31-2010	11.13	0.21	[1,2]	1.04	1.25	(0.21)	(0.06)	—	(0.27)	12.11	11.29	[3]	2.12	[4]	0.12	[4]	1.84	[2]	—	[8]	27
12-31-2009	8.70	0.21	[1,2]	2.46	2.67	(0.24)	—	—	(0.24)	11.13	30.79	[3]	5.32	[4]	0.07	[4]	2.19	[2]	—	[8]	157
12-31-2008[5]	12.50	0.26	[1,2]	(3.80)	(3.54)	(0.26)	—	—	(0.26)	8.70	(28.24)[3,6]		5.09	[4,7]	0.06	[4,7]	5.02	[2,7]	—	[8]	7

1	Based on the average daily shares outstanding.
2	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
3	Total returns would have been lower had certain expenses not been reduced during the periods shown.
4	Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between, 0.29% — 0.61%, 0.29% — 0.56% and 0.25% — 0.73% based on the mix of underlying funds held by the fund for years ended 12-31-10, 12-31-09 and 12-31-08, respectively.
5	The inception date for Series I, Series II, Series III and NAV shares is 7-1-08.
6	Not annualized.
7	Annualized.
8	Less than $500,000.

LIFESTYLE GROWTH TRUST
John Hancock Variable Insurance Trust
FINANCIAL HIGHLIGHTS
PER SHARE OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

												Ratios and Supplemental Data
	Income (loss) from											Ratios to Average Net Assets
	Investment Operations											Expenses		Expenses
	Net Asset	Net		Net Realized and		Less Distributions				Net Asset		Before		Including
	Value,	Investment		Unrealized	Total from	From Net				Value,		Reductions		Reductions		Net		Net
	Beginning	Income		Gain (Loss)	Investment	Investment	From Net	From Capital	Total	End of	Total	and Amounts		and Amounts		Investment		Assets,	Portfolio
	of Period	(Loss)		on Investments	Operations	Income	Realized Gain	Paid-in	Distributions	Period	Return	Recaptured		Recaptured		Income (Loss)		End of	Turnover
Period Ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)		(%)		Period	(%)
																		(In millions)

Lifestyle Growth Trust
Series I
12-31-2010	10.34	0.19	[1,2]	1.15	1.34	(0.19)	(0.07)	—	(0.26)	11.42	13.02	0.11	[3]	0.11	[3]	1.81	[1]	742	23
12-31-2009	7.99	0.26	[1,2]	2.40	2.66	(0.26)	(0.05)	—	(0.31)	10.34	33.30	0.12	[3]	0.12	[3]	2.90	[1]	659	37
12-31-2008	13.76	0.25	[1,2]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)	0.12	[3]	0.12	[3]	2.20	[1]	512	40
12-31-2007	13.94	0.40	[1,2]	0.61	1.01	(0.49)	(0.70)	—	(1.19)	13.76	7.44	0.11	[3]	0.11	[3]	2.84	[1]	946	17
12-31-2006	14.06	0.18	[1,2]	1.57	1.75	(0.21)	(1.66)	—	(1.87)	13.94	13.50	0.10	[4]	0.10	[4]	1.31	[1]	1,030	22
Series II
12-31-2010	10.32	0.17	[1,2]	1.15	1.32	(0.17)	(0.07)	—	(0.24)	11.40	12.83	0.31	[3]	0.31	[3]	1.59	[1]	13,186	23
12-31-2009	7.98	0.24	[1,2]	2.39	2.63	(0.24)	(0.05)	—	(0.29)	10.32	32.95	0.32	[3]	0.32	[3]	2.71	[1]	12,053	37
12-31-2008	13.73	0.25	[1,2]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)	0.32	[3]	0.32	[3]	2.21	[1]	8,826	40
12-31-2007	13.88	0.40	[1,2]	0.59	0.99	(0.44)	(0.70)	—	(1.14)	13.73	7.26	0.31	[3]	0.31	[3]	2.82	[1]	13,018	17
12-31-2006	14.03	0.13	[1,2]	1.59	1.72	(0.21)	(1.66)	—	(1.87)	13.88	13.28	0.30	[4]	0.30	[4]	0.96	[1]	9,552	22
NAV
12-31-2010	10.35	0.21	[1,2]	1.14	1.35	(0.20)	(0.07)	—	(0.27)	11.43	13.05	0.06	[3]	0.06	[3]	1.93	[1]	405	23
12-31-2009	8.00	0.28	[1,2]	2.38	2.66	(0.26)	(0.05)	—	(0.31)	10.35	33.32	0.07	[3]	0.07	[3]	3.08	[1]	323	37
12-31-2008	13.78	0.30	[1,2]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)	0.07	[3]	0.07	[3]	2.71	[1]	211	40
12-31-2007	13.96	0.45	[1,2]	0.58	1.03	(0.51)	(0.70)	—	(1.21)	13.78	7.55	0.06	[3]	0.06	[3]	3.22	[1]	234	17
12-31-2006	14.07	0.14	[1,2]	1.62	1.76	(0.21)	(1.66)	—	(1.87)	13.96	13.58	0.05	[4]	0.05	[4]	1.03	[1]	115	22

1	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
2	Based on the average daily shares outstanding.
3	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.48% — 1.10%, 0.49% — 1.25%, 0.49% — 1.18% and 0.49% — 1.29% for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively.
4	Does not include expenses of the underlying affiliated funds in which the fund invests.

JOHN HANCOCK VARIABLE INSURANCE TRUST
601 Congress Street
Boston, Massachusetts 02210-2805

STATEMENT OF ADDITIONAL INFORMATION
Dated: August 23, 2011

This Statement of Additional Information is available to the shareholders of each of the series or funds of John Hancock Variable Insurance Trust (“JHVIT”) listed below as an “Acquired Fund” in connection with the proposed reorganization providing for the combination of each Acquired Fund into the corresponding JHVIT fund listed below as an “Acquiring Fund” (each, a “Reorganization” and, together, the “Reorganizations”):

Acquired Funds		Corresponding Acquiring Funds

American Bond Trust	—	Bond Trust
Core Diversified Growth & Income Trust	—	Lifestyle Growth Trust

This Statement of Additional Information is not a prospectus but should be read in conjunction with JHVIT’s Proxy Statement/Prospectus dated August 23, 2011 for the Special Meeting of Shareholders of the Acquired Funds to be held on October 4, 2011. The Proxy Statement/Prospectus, which describes the Reorganizations, may be obtained without charge by writing to JHVIT at the address above or by calling the following toll free telephone number: (800) 344-1029.

TABLE OF CONTENTS

Statement of Additional Information of JHVIT dated May 2, 2011 (including Supplement dated May 9, 2011).

Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2010, relating to the Acquired Funds and the Acquiring Funds.

Pro forma Financial Information for the Reorganization of American Bond Trust with and into Bond Trust. (Pro Forma Financial Information for the reorganization of each Core Diversified Growth & Income Trust into Lifestyle Growth Trust is not required (because the former is less than 10% of the size of the latter) and is not provided.)

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-4146):

1.	The Statement of Additional Information of JHVIT dated May 2, 2011 and Supplement thereto dated May 9, 2011 are incorporated by reference to the filings thereof with the SEC pursuant to Rule 485 and Rule 497 under the Securities Act of 1933 on, respectively, April 26, 2011 and May 9, 2011.

2.	The Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2010, relating to the Acquired Funds and the Acquiring Funds, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHVIT’s Annual Report to Shareholders dated December 31, 2010 filed with the SEC on Form N-CSR on March 9, 2011, insofar as such financial statements and report relate to the Acquired Funds and the Acquiring Funds.

PRO FORMA FINANCIAL INFORMATION

Combination of American Bond Trust into Bond Trust

The unaudited pro forma information provided herein should be read in conjunction with the annual reports of John Hancock Variable Insurance Trust American Bond Trust and John Hancock Variable Insurance Trust Bond Trust dated December 31, 2009 and December 31, 2010, respectively, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2010 is intended to present ratios and supplemental data as if the merger of the John Hancock Variable Insurance Trust American Bond Trust, or Acquired Fund, into the John Hancock Variable Insurance Trust Bond Trust, or Acquiring Fund, (collectively, the “Funds”) had been consummated at December 31, 2009. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC (“JHIMS”). The Acquired Fund is advised by Capital Research and Company. The Acquiring Fund is sub-advised by John Hancock Asset Management.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except the following. The Acquired Fund is a feeder fund and does not have an advisory fee. However, the master fund in which it invests, Master Bond Fund, a series of American Fund Insurance Series, had an effective advisory fee rate of 0.37%. The Acquiring Fund Investment Management fees are as follows; 0.650% of the first $500 million of net assets; 0.600% of the next $1 billion; 0.575% of the next $1 billion; and 0.550% of the excess over $2.5 billion.

As of December 31, 2010, the net assets of: (i) the Acquired Fund were $970,316,225 and (ii) the Acquiring Fund were $5,369,102,654. The net assets of the combined fund as of December 31, 2010 would have been $6,339,206,820 reflecting a reduction of $212,059 due to estimated reorganization costs.

On a pro forma basis for the year ended December 31, 2010, the proposed reorganization would result in a $1,709,068 increase in the management fees charged and a decrease in other operating expenses (including audit fees) of $4,064,443 on a pro forma basis for the year ended December 31, 2010, resulting in a less than $0.01 per share expense decrease.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.

The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.

At December 31, 2010, the American Bond Trust and the Bond Trust had total capital loss carry forwards of $26,030,287 and $0, respectively, the availability of which to offset future capital gains, if any, in the Acquiring Fund may be limited.

The estimated reorganization costs of $212,059 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne by the Acquired Fund. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 VOTE BY PHONE VOTE ON THE INTERNET VOTE BY MAIL • Read the Proxy Statement/Prospectus • Read the Proxy Statement/Prospectus • Read the Proxy Statement/Prospectus and the Voting Instructions Form. and the Voting Instructions Form. and the Voting Instructions Form. • Call toll-free 1-888-221-0697. • Log on to www.proxyweb.com. • Please mark, sign and date your Voting Instructions Form. • Follow the recorded instructions. • Follow the on-line directions provided. • Return promptly in the postage-paid • Do not return this paper ballot. • Do not return this paper ballot. envelope provided. JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK FUND NAME PRINTS HERE VOTING INSTRUCTIONS FORM The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, October 4, 2011, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be “FOR” such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of August 5, 2011. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope. VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 3, 2011 TO BE VOTED AT THE MEETING TO BE HELD ON OCTOBER 4, 2011. THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. Date: __________________, 2011 Signature(s), Title(s), if applicable (Please sign in box) If signature a contract will is be held binding jointly, . If each the contract contract owner owner should is a corporation, sign. If only the one President signs, his or a or Vice her President partnership, should a partner sign should in his sign or her his own or her name, own name, indicating indicating title. that If the he contract or she is a owner “Partner is .a “ he If the or contract she is a owner “Trustee is a. “trust, the trustee should sign in his or her own name, indicating that JHVIT2011 LABEL BELOW FOR BROADRIDGE USE ONLY! PO# ORDER #1103 JOHN HANCOCK #280 VOTING INSTRUCTION FORM ORIGINAL 2UP 08-11-11 JM GERRY (JOHN HANCOCK ANNUITY_ #1103 -2UP GV 2011) REVIEW #1 08-12-11 JM BROADRIDGE EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____ OK TO PRINT AS IS* ____________ *By signing this form you are authorizing Broadridge to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY PHONE	VOTE ON THE INTERNET	VOTE BY MAIL
• Read the Proxy Statement/Prospectus and the Voting Instructions Form. • Call toll-free 1-888-221-0697. • Follow the recorded instructions. • Do not return this paper ballot.	• Read the Proxy Statement/Prospectus and the Voting Instructions Form. • Log on to www.proxyweb.com. • Follow the on-line directions provided. • Do not return this paper ballot.	• Read the Proxy Statement/Prospectus and the Voting Instructions Form. • Please mark, sign and date your Voting Instructions Form. • Return promptly in the postage-paid envelope provided.

999 999 999 999 99 ←

VOTING INSTRUCTIONS FORM

FUND NAME PRINTS HERE

Date: _________________, 2011

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

JHVIT_2011

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” ALL PROPOSALS. Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS. Proposal 1 Approval of Agreement and Plan of Reorganization providing for the combination of the American Bond Trust into the Bond Trust. (Only shareholders of the American Bond Trust will vote on Proposal 1) Proposal 2 Approval of Agreement and Plan of Reorganization providing for the combination of the Core Diversified Growth & Income Trust into the Lifestyle Growth Trust. (Only shareholders of the Core Diversified Growth & Income Trust will vote on Proposal 2) Any other business that may properly come before the Meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE FOR AGAINST ABSTAINLABEL BELOW FOR BROADRIDGE USE ONLY! PO# ORDER #1103 JOHN HANCOCK #280 VOTING INSTRUCTION FORM ORIGINAL 2UP 08-11-11 JM GERRY (JOHN HANCOCK ANNUITY_ #1103 -2UP GV 2011) REVIEW #1 08-12-11 JM REVIEW #2 08-16-11 JM REVISION #1 8/17/11 KD BROADRIDGE EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____ OK TO PRINT AS IS* ____________ *By signing this form you are authorizing Broadridge to print this form in its current state. SIGNATURE OF PERSON AUTHORIZING PRINTING DATE